Exhibit 10.18

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

GLOBAL AGREEMENT FOR PURCHASE OF RENTAL AND SERVICES a - Xi/AN GOWell Petroleum Equipment Co., Ltd. - Global - Purchase of Rental and Wellsite Services - 09-01-2021 between SCHLUMBERGER TECHNOLOGY CORPORATION and SCHLUMBERGER CANADA LTD. and XI'AN GOWELL PETROLEUM EQUIPMENT CO., LTD FOR Rental of Tools and Associated Services Page 1 of 65

FORM OF AGREEMENT This Global Agreement for Purchase of Rental and Services is entered into as of this 1# day of September 2021 ("Effective Date") by and between: (i) Schlumberger Technology Corporation, a corporation organized under of the laws of Texas, having its registered office ? 77478, USA; and Schlumberger Canada Limited, a company incorporated under the laws of the Province of Alberta, having its registered address at its principal place of business iii Calgary Alberta T2G OP6 (ii) Xi'AN GOWell Petroleum Equipment Co., Ltd, a company incorporated under the laws of China, having its registered address a iI high-tech zone, 710076, Xi'an, Shaanxi, People's Republic of China (referred to herein as "Supplier'). (Schlumberger Technology Corporation Schlumberger Canada Limited are herein referred to along with their Affiliates as "Schlumberger"), and Schlumberger and Supplier are herein sometimes referred to individually as a "Party" and collectively as the "Parties". WHEREAS Supplier and its Affiliates (as defined herein) are specialized in providing certain equipment and associated services including equipment rental, maintenance and repairs and represents that it has the required expertise, facilities, experience, and resources in respect thereof, and Schlumberger may from time to time rent the equipment and/or purchase other associated services from Supplier; WHEREAS Schlumberger and its Affiliates may from time to time rent the equipment and/or purchase other associated services from Supplier and its Affiliates subject to the terms and conditions provided herein. NOW THEREFORE, in consideration of the mutual covenants herein recited and other good and valuable consideration (the receipt and sufficiency of which is mutually acknowledged), Schlumberger and Supplier do hereby agree as follows: 1. This Global Agreement for Purchase of Rental and Services consists of this document (also referred to as "Form of Agreement"), and the following attachments: e Exhibit A - General Terms and Conditions for Purchase of Rental and Associated Services; e Exhibit B - Special Terms and Conditions for Purchase of Rental and Associated Services; e Exhibit C - Description of Products and Services and Maintenance Responsibility Matrix; ? Exhibit D - Pricing; e Exhibit E - Key Performance Indicators; e Exhibit F - (Schlumberger's Quality, Health, Safety and Environment Policy; ? Exhibit G - Working Conditions Guidelines; Exhibit H - Access to Schlumberger Electronic Procurement Systems; e Exhibit | - Form of Local Agreement); e Exhibit J - Trade Control Compliance and Customs; e Exhibit K - Conflicts Materials; e Exhibit L - Chemical Regulation Compliance; and e Exhibit M - ROHS Regulation which are made an integral part hereof, (collectively, the "Agreement'). The order of precedence between all the documents is set forth in Exhibit A. 2: This Agreement will apply to The United States and Canada, as an umbrella agreement between the Parties and their Affiliates. Pursuant to this Agreement, Schlumberger or its Affiliates may from time to time order for Equipment and/or Services (as defined herein) provided by Supplier or its Affiliates, and Supplier or its Affiliates may provide said Equipment or Services to Schlumberger or its Affiliates, subject to the terms and conditions hereof. Unless otherwise specified, references to Schlumberger or Supplier in this Agreement shall be deemed to include their respective Affiliates. Page 2 of 65

3. The Agreement shall come into force on the Effective Date and shall remain in full force and effect for a period of five (05) years thereafter, unless earlier terminated pursuant to the provisions hereof, or extended . IN WITNESS WHEREOF, the Parties have signed this Agreement by their duly authorized representatives. For SCHLUMBERGER TECHNOLOGY CORPORATION.: Title: President Date: 02 - Dec - 21 Title: Managing Director Date: 15-Dec-21 For SUPPLIER Xi’AN GOWeII Petroleum Equipment Co., Ltd. Title: CEO Date: Nov 25, 2021

EXHIBIT A ? GENERALTERMS AND CONDITIONS FOR PURCHASE OF RENTAL AND ASSOCIATED SERVICES ARTICLE 1 - DEFINITIONS For the purpose of this Global Agreement, unless the context otherwise requires, the following words shall have the following meanings: 1.1 "Affiliates" means with respect to either Party, any entity that directly or indirectly through one or more intermediaries, controls or is controlled by that Party, or an entity that is controlled by the same entity that controls the Party. Control means having the right to decide, directly or indirectly, the manner of exercising more than fifty percent (50%) of the votes in a general meeting of an entity or more than fifty percent (50%) of the votes in a meeting of the executive body of an entity. 4.2 "Background Intellectual Property" means intellectual property relevant to the Services and/or associated Equipment and already owned by a Party on the Effective Date of this Agreement or intellectual property created outside of this Agreement after its Effective Date. 1.3 "Business Day" mean working days in the country where the Services shall be performed except for any other day on which commercial banks are authorized or required by law to be closed for business in such country. 1.4 "Claims" means any claims, demands, causes of action, judgments, proceedings, awards, damages, losses, fines, penalties, Costs, and liabilities of every kind and character, under common law, equity, statute, or otherwise, whether based on tort, contract, or statutes that may or could be asserted, and all costs, expenses, and fees related to investigation, settlement, defense and litigation, including court costs, attorneys' and experts' fees. 15 "Client' means the company that is party to the Main Contract other than Schlumberger, its co-venturers', co-owners, partners, joint venturers, co-lessees, co-working interest owners, lessors, affiliates and the officers, directors, employees, and agents of any of the entities mentioned in this definition. 1.6 "Confidential Information" means all information disclosed by Schlumberger or its Affiliates to Supplier or obtained by Supplier from Schlumberger or its Affiliates (including all Client information) whether in tangible or intangible form and whether written, drawn, printed, kept on computer or in any other form which relates to Schlumberger's past, present, and future research, development, technical, or business activities. Confidential Information shall be deemed confidential and proprietary to Schlumberger and may include, without limitation, information of Schlumberger Group. Examples of Confidential Information include, but are not limited to: (i) drilling, coring, logging, testing, surveying, geographical, seismic, and geological information, (ii) technological innovations and advancements, (iii) design and manufacturing methods for Equipment, (iv) pricing information, (v) information on contract structure, (vi) this Agreement or the content of any Order (whether accepted or not by Supplier), (vii) files, prints, reproductions, designs, drawings, specifications, and shop details, or (viii) technical information developed from inspection or testing of Schlumberger apparatus or equipment. 1.7 "Consequential Loss" means (i) any indirect or consequential loss or damage under governing law, as set out in Article 27 hereunder, and (ii) to the extent that these are not included in (i) above, any punitive, special, incidental damages or losses sustained by a Party or its respective Group, including, without limitation, loss of use, loss of product, loss of revenue, loss of assets, loss of profit, loss of business, business interruption, loss of bargain or expectation or opportunity, in each case whether direct or indirect and, whether or not foreseeable at the Effective Date of this Agreement or the Order. 1.8 "Costs" means all expenditure properly incurred or to be incurred, whether on or off the Site, including overhead and other charges properly allocable thereto, but does not include any allowance for profit. 1.9 "Delivery Date" means the date the Equipment and personnel provided as part of the Services will be made available at the Delivery Site. 1.10 "Delivery Site' means designated yard identified in the applicable Order where the Equipment and personnel provided as part of the Services will be made available by Supplier to Schlumberger. 1.11 "Electronic Procurement Systems" means SWPS, Oracle, or any other electronic procurement system used by Schlumberger to order Equipment and/or Services. Page 4 of 65

1.12 1:33 1.14 1.15 1.16 1.17 1.18 1.19 1.20 1:24, 1.22 1.23 1.24 1.25 1.26 1:27 "Equipment" means Supplier's products or equipment Schlumberger may from time to time rent from Supplier or those provided by Supplier as part of the Services as described in Exhibit C and in accordance with Article 3. "Force Majeure" means an event which is unforeseeable, beyond the control of the Party affected, and cannot be remedied by the exercise of reasonable diligence, including without limitation acts of God, acts of civil or military authority, governmental orders, war, fire, explosion, labor unrest (except if limited to the Party affected) or plague, epidemic, pandemic, outbreaks of infectious disease or any other public health crisis, including quarantine or other employee restrictions, national or regional emergency that can be shown to impact the performance of obligations hereunder. "Gross Negligence" means such wanton and reckless conduct, carelessness, or omission as constitutes in effect an utter disregard for harmful, foreseeable, and avoidable consequences. "Hazardous Substances" means any Equipment, materials, products, goods, substances or waste supplied, handled or produced during the execution of this Agreement or any applicable Order that may be (i) regulated by any applicable laws (or become regulated during the term hereof), (ii) harmful to the health or physical safety of persons during normal handling or as a result of mishandling or misuse, or (iii) hazardous to human health or the environment. "Indemnify" means release, protect, defend, indemnify and hold harmless from and against any Claims of every kind and character. "Main Contract" means the contract between Schlumberger and any of its client(s) for whom Supplier's Equipment are used and/or Services are performed for. "Oracle" means the electronic procurement tool used by Smith and M-I Swaco business units, which are Schlumberger companies. "Order" means where the context requires, Electronic Orders and Traditional Orders and/or Local Agreements issued by Schlumberger for Equipment and/or Services. (a) "Electronic Order' means an order sent automatically without human intervention after fulfilling the approval process by any Schlumberger Electronic Procurement Systems. (b) "Traditional Order' and/or "Local Agreement" means an order which has not been sent in the manner described in herein, (i) not automatically generated by one of the Electronic Procurement Systems referenced in this Agreement, and usually (ii) executed by the Parties in the form of Exhibit | attached hereto describing the Equipment or Services to be delivered, the pricing and commercial conditions. "Schlumberger Group" means Schlumberger, its parent, its Affiliates, its contractors (excluding Supplier and its subcontractors and vendors of any tier) and its and their respective employees, officers, directors, representatives, agents and invitees. "Services" means the services that Supplier is required to perform as specified in Exhibit C, except for such services included in Exhibit C that are designated as Schlumberger's responsibility together with all personnel, Equipment, support, interpretation, spare parts, maintenance, and all other activities or things necessary to enable provision of such services. "Site" means any location in a country or on a rig where Supplier is required to provide the Services, and any onshore areas used in association therewith. "Supplier Group" means Supplier, its parent, its Affiliates, its subcontractors and vendors of any tier, and its and their respective employees, officers, directors, representatives, agents and invitees. "SWPS" means the Schlumberger Web Procurement System, a system developed and implemented by Schlumberger as a procurement tool for the employees of Schlumberger and its Affiliates. "Third Party" means any person who is neither a member of Schlumberger Group nor a member of Supplier Group. "Value Added Tax" or "Sales Tax" shall be as defined in any relevant law, regulation or order, enabling the imposition of the tax, in any country or jurisdiction. "Wellsite" means the area of the land or water that is required for an oil or gas well to be drilled, completed and produced, including the pad, associated facilities and the surrounding area that comprises Client's lease or within a five hundred (500) meter radius from the location of the well, whichever is greater. Page 5 of 65

1.28 "Writing" means any hand-written, type-written, or printed communication, including e-mail, telex, cable and facsimile transmission. ARTICLE 2- PROVISION OF EQUIPMENT AND SERVICES TO SCHLUMBERGER AND ITS AFFILIATES 2.1 This Agreement is a global umbrella agreement which sets the terms and conditions under which Schlumberger may, from time to time, purchase from Supplier the Services described in Exhibit C and in accordance with Article 3, and Supplier may provide the same to Schlumberger. 2.2 Schlumberger (as defined in the Preamble hereof) shall under no circumstances incur any liability (including payment obligation) with respect to Equipment and/or Services supplied and/or provided to its Affiliates pursuant to the Agreement (notwithstanding anything herein to the contrary), and any warranty, assurance or guarantee by Schlumberger of performance by its Affiliate is expressly excluded. When any Schlumberger Affiliate engages Supplier or an Affiliate of Supplier for the provision of the Equipment and/or Services pursuant to the terms hereof, Supplier or Supplier's Affiliate shall only look to that Schlumberger Affiliate for the performance of its obligations, including payment of invoices due. ARTICLE 3- ORDERS 3.1 To purchase Services, Schlumberger shall, each time it elects to do so, submit an Order. The Order shall set out the type, quantity, rental duration, price and required date of delivery of the Equipment and/or performance of the Services, and other relevant information. The Services may be performed (i) at Supplier's location, (ii) at Schlumberger's location (including Schlumberger's yard or the location where Schlumberger may be mobilizing the equipment and personnel required for the performance of services to Client), or (iii) at Client's location, depending on the requirements identified in the Order accepted by Supplier. Supplier shall expressly/formally notify its acceptance or refusal of the Order within five (5) Business Days from Order submission (unless a different period is stated on the Order). Orders not formally accepted in accordance with the preceding sentence shall be deemed rejected by Supplier and Schlumberger reserves the right to cancel such deemed rejected or cancelled Orders. Schlumberger shall have no obligation of payment with respect to such rejected or cancelled Orders. 3.2 Each Order shall be governed by the provisions of this Agreement. Supplier's acceptance of an Order, or shipment/delivery or performance (in whole or in part) of the Equipment and/or Services pursuant to any Order, is deemed to reiterate Supplier's acceptance of all terms and conditions contained or referred to in this Agreement. The terms and conditions contained or referred to in this Agreement shall apply, regardless of whether the terms and conditions are referenced in the Order. 3.3 Schlumberger shall not be obligated to purchase and pay for any Equipment and/or Services (i) which are not included in an Order, (ii) which have been included in an Order not approved by the duly authorized representative of Schlumberger (with respect to Traditional Orders), or (iii) not submitted in accordance with the methods described in any of the Electronic Procurement Systems (with respect to Electronic Orders). ARTICLE 4-ORDER OF PRECEDENCE 4.1 The various parts of the Agreement shall be read as one document, the contents of which, in the event of conflict or inconsistency, shall be given precedence in the following order listed in declining weight: (i) the Form of Agreement, (ii) Exhibit B, (iii) Exhibit A, and (iv) all other Exhibits listed in the Form of Agreement in declining weight. In case of conflict or inconsistency between any Order and the Agreement, the Agreement shall prevail. In case of conflict or inconsistency between the provisions of the Agreement (or those referred to in the Agreement) and any applicable laws or regulations, the provisions of the Agreement (or those referred to in the Agreement) shall, to the extent legally possible, prevail (and to the extent legally impossible, be amended accordingly), notwithstanding anything herein to the contrary. 4.2 This Agreement replaces the Schlumberger Terms and Conditions for Purchase Orders which are referred to on any Orders. Furthermore, this Agreement applies in lieu of any terms or conditions (i) provided by Supplier during the performance of the Agreement (or of an Order pursuant to the Agreement), or (ii) Page 6 of 65 contained or referred to in any form generally used by Supplier, or any correspondence, other contracts performed by the Parties, or elsewhere, which may have been applicable to the subject matter hereof, or (iii) implied by trade, custom, practice or course of dealing. Any of said terms and conditions are void and unenforceable, and any purported provisions to the contrary are hereby excluded or extinguished. References to occurrences "under the Agreement" (or such term with a similar meaning) shall be construed so as to include occurrences arising under any Orders pursuant to this Agreement, notwithstanding anything herein to the contrary. ARTICLE 5- NON-EXCLUSIVE RELATIONSHIP BETWEEN THE PARTIES; NO COMMITMENT TO PURCHASE 5 5.2 5:3 The Parties expressly acknowledge and agree that their relationship under this Agreement shall be nonexclusive, and that each of them may, subject to their obligations pertaining to proprietary or confidential information or the like, enter into substantially similar agreements with other parties with respect to (i) products and/or services similar (or substantially similar) to the Equipment and/or Services contemplated hereunder, or part thereof, or (ii) as applicable, the Equipment and/or Services, or part thereof. The Parties further expressly acknowledge and agree that with respect to Services with Schlumberger Background Intellectual Property or with Schlumberger's drawing, designs or proprietary specifications, Supplier shall not supply, offer to supply or otherwise provide, or enter into any agreement to provide any such Services to or for any individual, partnership, corporation, limited liability company, association, organization, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or government or any political subdivision or agency, department or instrumentality thereof, who or which is engaged directly or indirectly, either in whole or in part, in the areas of exploration, production and/or management of hydrocarbon and/or water reservoirs, oilfield services, subsea services, and onshore or offshore pipeline services. Schlumberger makes no commitment of any kind with respect to a business volume or the like, notwithstanding anything herein to the contrary. ARTICLE 6 - APPLICATION OF MAIN CONTRACT 6.1 6.2 6.3 6.4 Supplier hereby acknowledges that Schlumberger provides oilfield services to Clients, and therefore Services may be requested in relation to Schlumberger's duties under a Main Contract. Supplier shall have access to the relevant provisions of the Main Contract to which it is required to adhere (other than the details of Schlumberger's prices and other information that Schlumberger considers confidential and proprietary). The provisions of the Main Contract (other than the details of Schlumberger's commercial conditions) shall be extracted and included as part of the applicable Order in order for Supplier to make a decision regarding liability. Supplier shall not be liable for provisions that have not been extracted and included as part of the applicable Order. Supplier shall execute, complete, and maintain the Services in such a way that no act or omission of Supplier constitutes, causes or contributes to any breach by Schlumberger under the Main Contract. Nothing herein shall be construed as creating any privity of contract between Supplier and Client. Supplier acknowledges that any breach by Supplier of this Agreement may result in Schlumberger committing breaches of and becoming liable for damages under the Main Contract and other contracts made by Schlumberger in connection with the Services, and may occasion further losses or expenses to Schlumberger in connection with the Services. Any such actual damages, losses and expenses incurred by Schlumberger as a direct result of a breach by Supplier are hereby agreed to be within the contemplation of the Parties as being probable results of any such breach by Supplier. Subject to the indemnities and liabilities agreed between the Parties in Article 19, Supplier shall have, in respect of the Services, the same rights, duties, responsibilities, obligations and liabilities in respect of Schlumberger as Schlumberger has in respect of Client under the Main Contract, and Schlumberger shall have towards Supplier under this Agreement the same rights, powers and remedies in respect of the Services as Client has towards Schlumberger to the extent they are extracted and included as part of the applicable Order. Page 7 of 65

6.5 Supplier shall inform Schlumberger immediately of any event or circumstance known to Supplier, which may immediately or in the future, impede the proper and timely execution of the Services. 6.6 When Schlumberger is required by the terms of the Main Contract to give any return, account or notice, Supplier shall, in relation to the Services give a similar return, account or notice or such other information in Writing to Schlumberger as will enable Schlumberger to comply with such terms punctually. Schlumberger shall provide Supplier with reasonable notice of any such requirements by the Main Contract to allow Supplier sufficient time to comply. 6.7 Supplier shall comply with all instructions and decisions of Client which relate to the Services and are notified and confirmed to Supplier by Schlumberger in Writing, and which were agreed to be performed by Supplier. Supplier shall have like rights (if any) to payment against Schlumberger in respect of such compliance. 6.8 Notwithstanding Supplier's warranty obligations as detailed in Article 9 below, after completion of the Services, Supplier shall remedy any defects in the Services as Schlumberger is liable to make good under the Main Contract for the same period and under the same terms as Schlumberger is liable under the Main Contract, if such defect was informed by Schlumberger to Supplier within thirty (30) days from discovery of such defect. ARTICLE 7- PRICES 7.1 Schlumberger shall pay Supplier the applicable prices set out in Exhibit D. If Equipment and/or Service is not listed in Exhibit D, the Parties shall agree upon the price for that Equipment and/or Service in the Order prior to Schlumberger making the purchase, provided the prices so determined shall be consistent with those set out in Exhibit D, and any amendments thereto. If not set out in Exhibit D, the applicable Incoterms 2010 shall be set out in the applicable Order. 7.2 The prices include any applicable test performance and/or issue and filing of any required certificates. Schlumberger's access to and use of certificates and test results shall survive the expiry or termination of the Agreement. . 7.4 All invoices, worksheets, financial settlements and reports rendered to Schlumberger by Supplier as a result of the delivery of the Equipment and/or the performance of Services shall properly reflect all activities and transactions undertaken from Schlumberger, which data may be relied upon as being complete and accurate in any recording and reporting made by Schlumberger for whatever purpose. ZS 7.6 7.7 Page 8 of 65

7.8 ARTICLE 8 ? TAXES 8.1 8.2 8.3 8.4 8.5 8.6 8.7 8.8 Except as otherwise agreed by the Parties in Writing, the prices (rates of compensation) provided under this Agreement shall include all applicable taxes, duties, and levies including, without limitation, those described in Articles 8.2, 8.3, 8.4, and 8.6, paid, payable, levied or assessed on Supplier or any of its employees, agents, subcontractors and similar by the relevant government, arising directly or indirectly from providing Equipment and/or performance of the Services under this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest) including, by way of illustration and not limitation, corporate tax, income tax, branch profit tax, capital gains tax, or franchise tax payable, levied, imposed, or assessed upon the revenue, profits, or assumed profits of Supplier arising directly or indirectly from the performance of this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest), including, by way of illustration and not limitation, personal income tax, employment compensation insurance, old age benefits, welfare funds, pensions and annuities, national insurance contributions, social security benefits and disability insurance, and similar charges payable, levied or imposed on any of its employees, subcontractors or agents and arising directly or indirectly from the performance of this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest), including, by way of illustration and not limitation, sales and use tax, value-added tax, customs and import duties and levies and similar charges payable, levied or imposed on the procurement of goods or services by Supplier or any of its employees, subcontractors or agents and arising directly or indirectly from the performance of this Agreement. The prices are exclusive of Value Added Tax and/or Sales Tax. Notwithstanding the provisions of Article 8.4, if applicable, Value Added Tax and/or Sales Tax will be added to Supplier's invoices and such invoices will be presented in accordance with applicable regulations with respect to Value Added Tax and/or Sales Tax. Schlumberger may, without liability to Supplier, withhold any taxes or other government charges or levies from any payments which would otherwise be made by Schlumberger to Supplier to the extent that such withholding may be required by the existing or future legislation, orders, rules or directions of any competent taxing authority. Schlumberger shall provide a receipt in respect of any tax withheld. Where the requirements for any withholding are avoided by Supplier holding an appropriate valid exemption certificate it is the duty of Supplier to: (i) inform Schlumberger on a timely basis that such a certificate is held and to inform Schlumberger of any change to or cancellation of the certificate and; (ii) provide copies of the certificate or any other proper documentation evidencing the exemption or any further information that may be required to avoid such withholding. Failure on the part of Schlumberger to withhold or deduct any taxes from Supplier does not remove the liability for those taxes from being declared and paid by Supplier. Supplier shall defend, indemnify, and hold Schlumberger harmless from and against any and all liability to any competent authority resulting from Supplier's failure to (i) make timely payment of or pay any of the charges specified in Articles 8.2, 8.3, 8.4 or 8.6 above, including interest, penalties and any other liability arising from such failure, or (ii) comply with the reporting, filing or other procedural requirements with respect to their payment. In the event that Schlumberger receives a direct request from any governmental authority requesting information regarding Supplier, and upon written request by Schlumberger, Supplier shall provide evidence to confirm Supplier's compliance with governmental tax reporting and payment obligations. Page 9 of 65

ARTICLE 8 ? TAXES 8.1 8.2 8.3 8.4 8.5 8.6 8.7 8.8 Except as otherwise agreed by the Parties in Writing, the prices (rates of compensation) provided under this Agreement shall include all applicable taxes, duties, and levies including, without limitation, those described in Articles 8.2, 8.3, 8.4, and 8.6, paid, payable, levied or assessed on Supplier or any of its employees, agents, subcontractors and similar by the relevant government, arising directly or indirectly from providing Equipment and/or performance of the Services under this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest) including, by way of illustration and not limitation, corporate tax, income tax, branch profit tax, capital gains tax, or franchise tax payable, levied, imposed, or assessed upon the revenue, profits, or assumed profits of Supplier arising directly or indirectly from the performance of this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest), including, by way of illustration and not limitation, personal income tax, employment compensation insurance, old age benefits, welfare funds, pensions and annuities, national insurance contributions, social security benefits and disability insurance, and similar charges payable, levied or imposed on any of its employees, subcontractors or agents and arising directly or indirectly from the performance of this Agreement. Supplier shall assume full and exclusive liability for the payment of all taxes (and associated penalties and interest), including, by way of illustration and not limitation, sales and use tax, value-added tax, customs and import duties and levies and similar charges payable, levied or imposed on the procurement of goods or services by Supplier or any of its employees, subcontractors or agents and arising directly or indirectly from the performance of this Agreement. The prices are exclusive of Value Added Tax and/or Sales Tax. Notwithstanding the provisions of Article 8.4, if applicable, Value Added Tax and/or Sales Tax will be added to Supplier's invoices and such invoices will be presented in accordance with applicable regulations with respect to Value Added Tax and/or Sales Tax. Schlumberger may, without liability to Supplier, withhold any taxes or other government charges or levies from any payments which would otherwise be made by Schlumberger to Supplier to the extent that such withholding may be required by the existing or future legislation, orders, rules or directions of any competent taxing authority. Schlumberger shall provide a receipt in respect of any tax withheld. Where the requirements for any withholding are avoided by Supplier holding an appropriate valid exemption certificate it is the duty of Supplier to: (i) inform Schlumberger on a timely basis that such a certificate is held and to inform Schlumberger of any change to or cancellation of the certificate and; (ii) provide copies of the certificate or any other proper documentation evidencing the exemption or any further information that may be required to avoid such withholding. Failure on the part of Schlumberger to withhold or deduct any taxes from Supplier does not remove the liability for those taxes from being declared and paid by Supplier. Supplier shall defend, indemnify, and hold Schlumberger harmless from and against any and all liability to any competent authority resulting from Supplier's failure to (i) make timely payment of or pay any of the charges specified in Articles 8.2, 8.3, 8.4 or 8.6 above, including interest, penalties and any other liability arising from such failure, or (ii) comply with the reporting, filing or other procedural requirements with respect to their payment. In the event that Schlumberger receives a direct request from any governmental authority requesting information regarding Supplier, and upon written request by Schlumberger, Supplier shall provide evidence to confirm Supplier's compliance with governmental tax reporting and payment obligations. Page 9 of 65 ARTICLE 9 ? WARRANTIES 9.1 9.2 9:3 General warranties Supplier represents and warrants that: (a) (b) (c) (? it has the full corporate power and authority to enter into this Agreement and to carry out its obligations under this Agreement; it is in the business of providing the Equipment and/or the Services, and has adequate resources, equipment and fully trained personnel to enable it to provide same; it shall have obtained and maintain all licenses and permits required under applicable laws and regulations in connection with the supply of Equipment and/or the performance of the Services; none of the Equipment and/or Services or Schlumberger's or Client's use and/or enjoyment thereof in accordance with this Agreement shall infringe any intellectual property right of any third party. Equipment warranties and remedies Supplier represents and warrants that (a) (b) (e) (g) (h) the Equipment shall conform to the applicable specifications and shall be free from defects in workmanship, materials, manufacture and design, and fit for the purposes intended; the Equipment shall be certified, and comply with all applicable laws (including without limitation environmental and safety laws, rules and regulations) and as applicable, Schlumberger's Quality, Health, Safety and Environment Policy set out in Exhibit F; it shall have good and marketable title to Equipment delivered to Schlumberger, and such Equipment shall be free from and clear of any liens, claims, encumbrances pledges, conditional sale agreements or other title retention agreements, leases, security interests or options or any other similar obligations, and that Supplier is the owner, or it is legally mandated by the owner, or it has title to the Forecasted Inventory shall be continuously monitored through monthly reports to be provided by Supplier to Schlumberger; if any Equipment delivered pursuant to this Agreement are found not to be as warranted, Schlumberger may return the same to Supplier, at Supplier's expense and risk, for correction, replacement, refund or credit, as Schlumberger may direct. Any Equipment repaired or replaced shall be warranted for an additional period equal to the same duration as the Equipment initially furnished; in case of any infringement action or threatened action arising out of a breach of the warranty in Article 9.1(d), Supplier shall at its expense either (i) procure for Schlumberger the right to continue to use the affected Equipment, or (ii) replace or modify such Equipment to make Schlumberger's use noninfringing, without in any case adversely affecting Schlumberger's use of such Equipment. Supplier shall also be liable for any damages assessed against Schlumberger Group or its or their clients arising out of the use of the same prior to the date upon which Supplier performed any of the foregoing remedial actions, as set forth above; rental rates (if any) for the Equipment shall not apply (i) during any period in which the Equipment is inoperable or (ii) during the time Supplier is performing maintenance, or repairs to Equipment that are inoperable, or (iii) in case of loss, breakdown or damage to the Equipment or part thereof. Rental payments shall cease from the date Schlumberger notifies Supplier in Writing of any of the events mentioned above until the date on which the Equipment have been replaced or repaired and are commissioned and ready for their intended use, except as provided for in Article 19.2.5. Services warranties and remedies Supplier represents and warrants that: (a) the Services shall be performed by skilled and experienced personnel (i.e. with the skills to be expected of a reputable supplier experienced in the type of Services to be carried out under this Agreement), Page 10 of 65 with all due care and diligence, in a timely, workmanlike and safe manner, in accordance with the highest industry standards and in compliance with all applicable laws and regulations and all other requirements of this Agreement; defective Services shall, subject to the requirements of Schlumberger and the provisions of Article 9.3(d) below, be re-performed or corrected by Supplier at Supplier's expense and risk. However, Schlumberger may decide that Supplier's correction of the defects will be prejudicial to Schlumberger's interests, or to Client's interests. Should Schlumberger elect to undertake Supplier's responsibilities as described in this Article 9.3(b), directly or through a third party, Schlumberger shall notify Supplier and shall be entitled to recover from Supplier the full amount incurred by Schlumberger as a direct result of carrying out such responsibilities; neither the failure on the part of Schlumberger to inspect the Services or witness or test or discover the defects, nor its failure to reject Services performed by Supplier not in accordance with the Agreement, shall relieve Supplier from any liability or obligation under this Agreement; in case of any infringement action or threatened action arising out of a breach of the warranty in Article 9.1(d), Supplier shall at its expense either (i) procure for Schlumberger the right to continue to use the affected Services, or (ii) replace or modify such Services to make Schlumberger's use non-infringing, without in any case adversely affecting Schlumberger's use of such Services. Supplier shall also be liable for any damages assessed against Schlumberger Group or Clients arising out of the use of the same prior to the date upon which Supplier performed any of the foregoing remedial actions, as set forth above; unless otherwise provided for in the Main Contract, the warranty period begins on the commencement date of the Services and ends twelve (12) months following the last date of performance of the applicable Service. Any Services re-performed shall be warranted for an additional period equal to the same duration as the Services initially performed. Supplier's materials and spare parts Supplier represents and warrants that: (a) (b) any materials used or necessary to perform the Services or any spare parts used for repair or maintenance of Supplier's Equipment shall (i) be free from defects in workmanship, materials, manufacture and design, fit for the purposes intended and new (unless otherwise agreed by Schlumberger) and (ii) be certified (if applicable) and comply with all the applicable laws including without limitation environmental and safety laws, rules and regulations) and as applicable, Schlumberger's Quality, Health, Safety and Environment Policy. Supplier shall have good and marketable title to the same, free from and clear of any liens or encumbrances; if any materials or spare parts used pursuant to this Agreement are found not to be as warranted, Supplier will replace the same at no cost to Schlumberger and will bear the costs and risks connected with such replacement, including if required, their shipment back to Schlumberger's location. Equipment and/or Services may incorporate components manufactured by third parties. To the extent that such components are warranted against defects by their original manufacturers, and to the extent that such warranties are assignable to Schlumberger, Supplier assigns to Schlumberger any rights and remedies it has relating to such components. Supplier further agrees to perform any obligations of the original manufacturer under the manufacturer's warranty to the extent that such manufacturer authorizes Supplier to perform such warranty obligations. Page 11 of 65

9.7 9.8 Supplier represents, declares, and warrants that any and all Equipment, or parts thereof, or the supply of Equipment or Services, shall not be provided to Schlumberger unless such Equipment or Services are one hundred percent (100%) free from asbestos when delivered by or on behalf of Supplier to Schlumberger. Supplier shall release, defend, indemnify, and hold Schlumberger Group harmless from and against any and all Claims or losses resulting from breach of this warranty. The foregoing warranties and remedies shall apply to the benefit of Schlumberger, its Affiliates, and Clients. The warranties and remedies set forth in this Article 9 do not apply in lieu of, but in addition to, all other warranties, remedies, terms, representations or guarantees (whether express or implied), available at law, in contract, in equity or otherwise. ARTICLE 10- TERMINATION AND SUSPENSION 10.1 The Agreement may be terminated as follows: (a) either Party may terminate the Agreement, in whole or in part, by serving a written notice to the other Party if a Force Majeure event lasts for more than forty five (45) consecutive days. (b) Schlumberger may terminate the Agreement, in whole or in part, effective immediately upon written notice to Supplier, if Supplier becomes bankrupt or insolvent, or if Supplier's business is placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of Supplier or otherwise, or if Supplier undergoes any proceeding analogous to the foregoing. (c) Schlumberger may terminate the Agreement, in whole or in part, effective immediately upon written notice to Supplier, if (i) the Equipment is damaged, lost or inoperable, or (ii) Supplier is in breach of its obligations hereunder, and fails to immediately initiate the remedy for said breach within a period of five (5) days after having received written notice thereof and fully remedy said breach within a period of thirty (30) days or within the period set out in the Main Contract whichever is earlier, or (iii) repeatedly breaches its obligations hereunder, or (iv) commits a breach which is incapable of being remedied. (d) Schlumberger may terminate the Agreement, in whole or in part, effective immediately upon written notice to Supplier, if Supplier is guilty of a conduct or a course of conduct or is convicted of a criminal offence which may bring either Party into disrepute. (e) Schlumberger may terminate the Agreement, in whole or in part, effective immediately upon written notice to Supplier, if Supplier fails to observe the requirements of (i) Article 25 - Compliance with Laws, (ii) Article 29 - Business Conduct, (iii) Article 31 - Trade Control, or (iv) Exhibit F - Schlumberger Quality, Health, Safety and Environment's Policy and/or Client's Quality, Health, Safety and Environment's policies. (f) without prejudice to Article 10.2 Schlumberger may terminate the Agreement, in whole or in part, at its convenience by serving a sixty (60) days' prior written notice to Supplier. If at the time of termination or expiry of the Agreement, an Order, or several Orders is or are being performed, said Orders shall, at Schlumberger's discretion, either: (a) be completed (at the prices applicable on such date of termination or expiry) and the term of the Agreement shall be deemed extended accordingly for the completion of such Order(s); or (b) terminate concurrently, provided that if (i) the termination occurs pursuant to the provisions of Articles 10.1(a) to (e), the provisions of Article 10.4 shall apply; and (ii) if the termination occurs pursuant to Page 12 of 65 the provisions of Article 10.1(f), and Supplier had incurred specific expenses to be able to perform said Order (which Supplier is able to substantiate in Writing), the provisions of Article 10.6 shall apply. An Order may be cancelled/terminated as follows: (a) Schlumberger may cancel, in whole or in part, an Order pursuant to the Agreement at any time prior to its acceptance by Supplier. (b) either Party may cancel, in whole or in part, an Order pursuant to the Agreement if a Force Majeure event lasts for more than fifteen (15) consecutive days. (c) Schlumberger may terminate for cause, in whole or in part, an Order pursuant to the Agreement, in the event of Supplier's default or failure to (i) comply with the terms and conditions of this Agreement (including without limitation the obligation to expressly/formally accept or reject the Order submitted within the time period set forth in Article 3.1), (ii) provide reasonable assurance of performance, or (iii) comply with the specific instructions of an Order accepted by Supplier (including without limitation failure to timely deliver the Equipment and/or perform the Services whether said failure occurred or was announced by Supplier). Additionally, Schlumberger may terminate an Order for cause, in whole or in part, if Supplier becomes bankrupt or insolvent, or if Supplier's business is placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of Supplier or otherwise, or undergoes any proceeding analogous to the foregoing. (d) Schlumberger may cancel/terminate for convenience, in whole or in part, an Order pursuant to the Agreement at any time and, the provisions of Article 10.6 shall apply. (e) the cancellation/termination notice shall specify the extent to which the performance of the Order is cancelled/terminated, and the time at which such cancellation/termination becomes effective. After receipt of said notice, Supplier shall stop the performance of the Services to the extent specified in the notice of cancellation/termination. If an Order is cancelled/terminated pursuant to Articles 10.3(b) or (c) or as a result of the Agreement being terminated pursuant to Articles 10.1(a), (b), (c), (d) or (e), Schlumberger may require Supplier to (i) transfer title and/or deliver to Schlumberger, in the manner, time, and extent agreed between the Parties, designs, fixtures, plans, drawings and information which are proprietary to Schlumberger, (ii) transfer contract rights that Supplier has acquired for the performance of the cancelled/terminated part of the Order, and, (ii) grant to Schlumberger access to Supplier's designs, processes, drawings, and technical data to permit completion by Schlumberger of the terminated part of the Order, provided that Supplier shall not be required to disclose any information that Supplier considers to be of proprietary and confidential nature. If an Order is cancelled/terminated pursuant to Article 10.3(c) or as a result of the Agreement being terminated pursuant to Articles 10.1(c), (d), or (e), then Schlumberger may have a third party supply the Equipment and/or perform or have a third party perform the work reasonably necessary to repair, replace or complete the Services, and/or supply the defective Equipment. Supplier shall pay to Schlumberger the full amount expended by Schlumberger on such supply, repair, replacement or completion plus any other reasonable and direct loss or damage incurred by Schlumberger as a result of Supplier's default. If an Order is cancelled/terminated pursuant to Article 10.3(d) or as a result of the Agreement being terminated pursuant to Article 10.1(f) the following shall apply: (a) if the Order is cancelled prior to the shipment/delivery of the Equipment and/or prior to the commencement of performance of Services, no payment shall be owed by Schlumberger. (b) if the Order is terminated after shipment/delivery of the Equipment and/or during the performance of the Services, Supplier shall be paid for the Equipment shipped or delivered and/or the Services satisfactorily performed up to the date of termination. Supplier shall formally acknowledge receipt of Schlumberger cancellation/termination notice and provide Schlumberger with a status of the work in progress for the cancelled/terminated Order within four (4) days of receipt of notice of cancellation/termination. Supplier will, on a best efforts basis, mitigate the Costs associated with an Order cancellation/termination under this Article 10.6 and, if applicable, shall submit in Writing a detailed and substantiated statement of any applicable cancellation/termination charges set forth in this Article 10.6 within thirty (30) days from the receipt of the cancellation/termination notice. Page 13 of 65

If this Agreement or any Order is cancelled/terminated pursuant to the provisions of this Article 10, Schlumberger shall not be liable for any Costs associated with the return of any of Supplier's rental/lease Equipment unless specifically agreed by the Parties in the applicable Order. Notwithstanding anything to the contrary in this Article 10, if the Main Contract is terminated for any reason, then Schlumberger may immediately terminate the Services by written notice to Supplier. Such termination shall be deemed to be effective on the earlier of the termination of the Main Contract or the date Supplier receives written notice thereof from Schlumberger. If the Services are terminated pursuant to the provisions of this Article 10.8, the provisions of Article 10.2(b) shall apply. Schlumberger may at any time give immediate notice to Supplier to suspend all or part of the Services for the period and in a manner Schlumberger may consider necessary. Supplier must comply with that notice. Schlumberger may at any time require the resumption of the suspended Services. No payments shall be due from Schlumberger to Supplier during the period of suspension. If the suspension results from Supplier's default, any additional costs reasonably incurred by Schlumberger as a direct result shall be reimbursed by Supplier. In the event of any suspension, the Parties shall meet no less than once a week to agree on a mutually acceptable course of action during the suspension. Schlumberger may, by further written notice, instruct Supplier to resume work on any particular Order to the extent specified. The rights and remedies of the Parties under this Article 10 (and the remainder of the Agreement) are not exclusive, and apply in addition to any other rights and remedies available at law, in contract, in equity or otherwise. If either Party exercises its rights under this Article 10, under no circumstances shall it become liable for the Consequential Losses which may be sustained by the other Party as a result thereof. ARTICLE 11- GENERAL PERFORMANCE OF THE AGREEMENT 11.1 The Parties shall, once a year (or upon such mutually agreed frequency), meet to review the general performance of the Agreement and Orders, exchange and compare information, as appropriate, and determine action plans to settle issues, if any. Supplier shall, on a quarterly basis, provide Schlumberger with reports detailing the types and quantities of, and aggregate price for, the Equipment and/or Services purchased by Schlumberger during the just-completed quarter. 11.4 If applicable, Supplier shall, in relation to the performance of the Services and/or provision of Equipment and particularly the collection and/or treatment of waste products components or parts, take diligent steps to protect the environment which includes proper management and disposal of all waste generated in the course of supplying the Equipment and/or performing the Services (as applicable), in accordance with applicable laws and regulations and best industry practices, including without limitation regulations of Waste Electrical Electronic Equipment ("WEEE"). Furthermore, Supplier shall monitor its compliance with the foregoing. Supplier shall ensure that storage and treatment of WEEE is in compliance with the technical requirements as set out in Annex III of the Waste Electrical and Electronic Equipment Directive 2002/96/EC as amended (referred to as "WEEE 1"), or in Annex VIII of the recast Directive 2012/19/EU (referred to as "WEEE 2"). WEEE Recycling information on Schlumberger waste products can be requested at the following address: http://www.slb.com/resources/supply.aspx. Supplier shall ensure the minimum recovery targets are met, by requiring that third parties acting on its behalf keep records of the weight of WEEE, its components, materials or substances when leaving the collection facility, entering and leaving the treatment facilities and when entering the recovery or recycling/preparing for reuse facility. This is a prerequisite to allow the achievement of the targets set out in Annex V of the WEEE 2 Directive. Each Party shall not hire, solicit, or accept solicitation (either directly or indirectly) from, the employees of the other Party directly involved in the Agreement (or any Order), during the term hereof and for one (1) Page 14 of 65 year thereafter, except as such Party may agree on a case-by-case basis. The foregoing does not affect the rights of either Party's employees to apply for a position within the other Party's organization. Supplier shall co-operate with Schlumberger and Schlumberger's other suppliers and sub-suppliers in the supply of Equipment and/or performance of the Services and any work being carried out in conjunction with the provision of Equipment and/or the performance of Services. ARTICLE 12 - PAYMENT ? 12:2 12.3 The applicable prices are referred to in Article 7.1. Supplier shall promptly submit invoices for Equipment and/or Services and in any case no later than after the end of the month, unless otherwise agreed to in Writing by Schlumberger. Invoices shall cover Services performed and/or Equipment shipped to the address specified in the Order during the preceding month (if any), accompanied by certification and documentation, including but not limited to, proof of delivery, any field tickets, description and quantities of materials or supplies furnished by Supplier and written acknowledgement from Schlumberger of such delivery and shall state the Order reference number, supporting third party documentation and the like. Any invoice submitted without all required information will be considered as an invalid invoice and will result in the invoice being returned without payment. Supplier shall only submit one (1) invoice per month per Order, unless otherwise agreed to in Writing by Schlumberger. Payment shall be made by Schlumberger within | from Schlumberger's receipt of invoice, unless otherwise required by the applicable local laws. Schlumberger has the right to withhold payment without giving raise to any liability, if (i) in Schlumberger's reasonable opinion, the Equipment and/or Services and/or Equipment or materials are defective, or fail to conform to the warranties or representations provided hereunder, or (ii) Schlumberger disputes the correctness of the invoice submitted, in which case the Parties shall use their best efforts to settle their dispute at the earliest. Supplier acknowledges and agrees that any and all payments for Equipment and/or Services under this Agreement are contingent upon Schlumberger first receiving payment from Client under the Main Contract and Schlumberger reserves the right to hold payments for any invoice for which Schlumberger has not received payment. Schlumberger may (i) withhold payment in respect of any part of the price where the amount in question is the subject of any dispute or difference between the Parties, and/or (ii) set off any amount owed by Schlumberger to Supplier against any amount owed by Supplier to Schlumberger under this Agreement or any Order pursuant to this Agreement. Payments made by Schlumberger shall not (i) constitute an acceptance of the Equipment and/or Services provided pursuant to an Order, or (ii) be construed as a waiver of any rights Schlumberger may have hereunder for defective or non-conforming Equipment and/or Services, Equipment and/or materials, or for breach by Supplier of its obligations hereunder, or (iii) prejudice the rights of Schlumberger to question or dispute any portion of any invoice. Any payment withheld by Schlumberger shall be without prejudice to any other rights or remedies of Schlumberger under contract or at law. Furthermore, Schlumberger reserves the right to reject any invoice submitted more than six (6) months after the final goods receipt for Equipment or the completion of the Services contemplated under the corresponding Order. As applicable, any early payment discount may be mutually agreed upon in the Agreement or in the applicable Order. ARTICLE 13 - QUALITY; HAZARDOUS SUBSTANCES 13:1 Supplier shall continuously improve the performance and quality of the Equipment and/or Services and comply with all industry recognized standards and requirements applicable to the Equipment and/or Page 15 of 65

Services. When Supplier breaches any of its obligations agreed under the Agreement, Schlumberger may issue a Non-Conformity Report ("NCR") stating the non-conformity. Supplier shall conduct a root-cause analysis and provide Schlumberger with a Corrective Action Report ("CAR") within one (1) week of receiving such report and take all reasonable remedial actions to avoid future incidents. 13.2 Notwithstanding the foregoing, and subject to Article 9, if Supplier plans on changing any of the following with regards to the provision of Equipment: (i) the location where the Equipment are manufactured; (ii) its subcontractors; (iii) the material manufacturers; (iv) the formulas or compounds of raw materials; or (v) the processes at Supplier's or subcontractor's locations affecting the material, fit, form or function of a Equipment; then Supplier shall, within reasonable time, notify Schlumberger through a "Supplier Change Notification" of the change. The Supplier Change Notification shall include the following information: (i) the Equipment involved in the change, (ii) a description of the planned change, (iii) determination if the change affects material, fit, form or function of the Equipment, (iv) the effective date when the change is planned to start, and (v) recommendation if additional qualification or validation activities are required. Such changes to raw materials, component parts and equipment shall require a requalification of the part, component, material or equipment by Schlumberger prior to the change being made. A copy of the Supplier Change Notification shall be delivered to each Schlumberger Affiliate who orders under this Agreement, to the attention of the Quality Engineer/Manufacturing. 13.3 Before starting the performance of the Agreement, Supplier shall, as applicable, have implemented and documented a Quality Assurance program meeting the requirements of ISO 9001 2015 (5" edition) or of an internationally recognized standard of the same level (such as API Specification Q1 9th Edition). 13.4 Supplier acknowledges that certain Equipment supplied under this Agreement may be hazardous to human health or the environment ("Hazardous Substances"). Accordingly, Supplier shall: (a) notify Schlumberger of any Equipment which contain any potentially Hazardous Substances or which are harmful to the health or physical safety of persons or the environment even though such Equipment may only become potentially hazardous or harmful as a result of mishandling or misuse and notify Schlumberger of (i) the nature and hazardous and/or harmful characteristics of such Equipment, (ii) the details of the risks such Equipment pose, (iii) the instructions for the safe handling, storage, use and disposal of such Equipment, and (iv) any other information which can assist in reducing or eliminating the risks posed by such Equipment; (b) declare or indicate, on applicable transportation documents issued by Supplier, in accordance with applicable laws, that said Equipment are or may become hazardous; and (c) ensure that all necessary warnings and handling instructions are clearly indicated on all containers and packaging, including but not limited to any hazardous class. 13.5 If delivery of any Equipment that contain Hazardous Substances is to take place at Supplier's premises and/or Schlumberger is to arrange carriage of such Equipment, Supplier shall ensure that the required notifications pursuant to Article 13.4(a), are provided to Schlumberger in advance to enable Schlumberger to make suitable arrangements with its carriers. 13.6 As applicable in relation to the provision of Equipment and/or Services, Supplier shall notify Schlumberger of any hazardous or toxic substances, materials or waste which are (i) regulated by any applicable laws (or become regulated during the term hereof), (ii) harmful to the health or physical safety of persons during normal handling or as a result of mishandling or misuse, and (iii) used to perform repair and/or maintenance work, if any. In such case, Supplier shall provide the following information: (iv) the nature and harmful characteristics of such Hazardous Substances, (v) the details of the risks associated therewith, (vi) the instructions for the safe handling, storage, use and disposal of the same, and (vii) any other information which may assist in reducing or eliminating the risks associated therewith. 13.7 Supplier is solely responsible for the performance of Services. For any service quality issue raised by Client, whether for breach of warranty, Agreement, or otherwise, Supplier shall Indemnify Schlumberger from any Claims or liability arising from Services quality issues. ARTICLE 14 - PROVISION OF PERSONNEL AND EQUIPMENT REMOVAL FROM PREMISES; NO ADVERSE INTERFERENCE Page 16 of 65

14.1 14.2 14.3 14.4 14.5 14.6 Supplier shall provide all personnel, equipment and materials required for the performance of the Services, and such personnel, equipment and materials shall be compliant with Article 9. The applicable prices include payment thereof, as may be expressly agreed by the Parties in the applicable Order. Supplier shall pay all costs associated with personnel provided by Supplier, including, but not limited to, wages, overtime, food and accommodation and expenses associated with transporting personnel on and offshore, unless Client provides one or more of these in accordance with the Main Contract. Equipment Documentation: (a) Supplier shall provide Schlumberger with product manuals, maintenance manuals and any other information relevant to the use and/or maintenance of the Equipment ("Equipment Documentation") as set forth in the applicable Order. In case any update in the Equipment Documentation, Supplier shall notify Schlumberger thirty (30) days prior to conducting the maintenance of the Equipment or a longer period prior as Schlumberger deemed necessary to enable Schlumberger to require the necessary spare parts for conducting the maintenance of the Equipment. (b) Supplier hereby grants Schlumberger the right to (i) make unlimited reproductions of the Equipment Documentation, (ii) upload the Equipment Documentation into web based document distribution systems or other electronic document storage systems accessible by Schlumberger's employees, contractors, sub-contractors and agents, (iii) create derivative works of the Equipment Documentation, (iv) include the Equipment Documentation or derivative works thereof within Schlumberger's product manuals, maintenance manuals and/or any other information relevant to the use and/or maintenance of Schlumberger's products and services which include the Equipment set forth in the applicable Order, and (v) present or otherwise provide the Equipment Documentation or derivative works thereof to clients of Schlumberger. Prior to any of Supplier's personnel proceeding to the Site, Schlumberger may request that Supplier provide Schlumberger with a list of those personnel. The list shall show the duties assigned to each person, a brief resume of each person's experience and qualifications, and copies of all tests passed and certifications obtained by each person related to the Services to be performed on Site. Supplier will ensure that all required checks for any member of its personnel have been carried out, as follows: (i) the security checks that may be determined by Schlumberger for certain sites/projects, (ii) industry certification and/or qualification checks, (iii) other standard industry checks for compliance with applicable legal requirements (if any), and (iv) where the Services are performed in the United States, 1-9 employment eligibility verification. Schlumberger may instruct Supplier to remove from Schlumberger and/or Client's premises any person engaged in any part of the Services who in the reasonable opinion of Schlumberger is either: (a) incompetent or negligent in the performance of his or her duties; or (b) engaged in activities which are contrary or detrimental to the interests of Schlumberger; or (c) is not conforming to Schlumberger's workplace policies and standards Supplier shall be responsible for proper packaging, labeling, customs and shipment of its Equipment to the Site. Supplier shall include with each shipment or delivery any necessary documentation as it may be reasonably requested by Schlumberger to obtain from Client or from any governmental or local authority, access permit of the Equipment to the Site. Supplier shall have title, care, custody, control, and risk of loss for all materials and Equipment until their delivery and acceptance by Schlumberger at the Site. Schlumberger shall accept only the quantity of Equipment specified in the applicable Order, and any excess Equipment may be returned to Supplier at Supplier's expense and risk. During the term of this Agreement, Supplier shall not, and shall cause its personnel involved in the performance of the Agreement not to, adversely interfere with the business affairs of Schlumberger, or attempt to induce directly or indirectly any employee of Schlumberger to terminate his or her employment with Schlumberger. ARTICLE 15- CHANGES TO ORDERS 15:4 Schlumberger shall have the right at any time to make changes in an Order, including the type of Equipment and/or Services and the time, method and place of performance or delivery. If said changes trigger Page 17 of 65 increased or decreased Costs or a longer or shorter period for delivery and/or performance, or impacts any of the other conditions applicable to the Order as originally submitted, Supplier shall so notify Schlumberger within [from the Order change receipt (unless a different period is stated on the Order change), in the form used for Order change submission with respect to Electronic Orders. Should Supplier be unable to perform the requested changes, Supplier shall formally reject the change Order request. Should Supplier be able to perform the requested changes, the Parties shall agree on the applicable changes in the original conditions, based upon the supporting documentation submitted by Supplier, and Schlumberger shall elect whether to proceed or not with the change. Supplier shall not have the right at any time to make changes in any Order, unless Schlumberger expressly agrees thereto, in the form used for Order change submission with respect to Electronic Orders. Notwithstanding the provisions of Article 15.1, Supplier shall make such variations to the Services as: (i) ordered by Client under the Main Contract and confirmed in Writing to Supplier by Schlumberger; or (ii) made by Client and Schlumberger and confirmed in Writing to Supplier by Schlumberger. If the variation causes an increase or decrease in the Costs of the Services or the time required for the performance of Services, an equitable adjustment shall be made by the Parties hereto prior to the commencement of the Services under such variation, and any Order shall be modified in Writing accordingly. ARTICLE 16- TIMELY PERFORMANCE 16.1 16.2 16.4 Supplier shall make the Equipment available to Schlumberger and/or perform the Services in accordance with any Delivery Date or as otherwise agreed by the Parties. Schlumberger's production and marketing schedules are established in reliance upon the Delivery Dates. Supplier therefore acknowledges that time is of the essence in relation to the timing of any all Equipment deliveries and Service performance under the Agreement. It is agreed that the payment of such liquidated damages shall be considered by the Parties as a genuine pre-estimate of the loss that Schlumberger may incur due to delay. Notwithstanding the provisions of Article 16.2, the Parties may agree on a different schedule and percentage of liquidated damages in any applicable Order. For any service quality issue raised by Schlumberger or Client, whether for breach of warranty, breach of Agreement, or otherwise, Supplier shall: (i) be responsible for any lost time caused by substandard service quality (which includes Supplier ensuring adequate equipment maintenance, supplies, and service availability or timing); (ii) be responsible for any third-party costs incurred due to lost time caused by substandard service quality; and/or (iii) Indemnify Schlumberger from any Claims or liability arising from Services quality issues. Notwithstanding the provision of this Article 16.4, indemnification for any Claims under Article 16.4 shall be limited to the amounts paid by Schlumberger to the Supplier for the applicable Services. ARTICLE 17-LIENS 17.1 Supplier shall not allow any liens to attach to Equipment or to any property of Schlumberger or to the property of Clients as a result of Equipment supplied and/or Services performed by Supplier, and Supplier shall furnish, upon request, receipts and releases in relation to the Equipment and/or the Services showing that all related Costs and expenses have been paid. Supplier shall indemnify and hold Schlumberger and Page 18 of 65

Client harmless from said liens and Claims arising out of or connected with the manufacture, supply or delivery of the Equipment and/or the performance of the Services by Supplier. The Equipment provided as part of the Services by Supplier shall remain at all times the property of Supplier. However, Supplier shall not sell, lease, rent, sub-rent or otherwise make available the Equipment to any third party during the performance of the applicable Order. ARTICLE 18-INTELLECTUAL PROPERTY RIGHTS 18.1 18.2 18.4 18.5 18.6 Except as specifically stated in this Agreement, nothing in the Agreement shall be construed as granting any rights under any patents, trademarks, copyrights, or other intellectual property of the Parties, or to the Confidential Information of the Parties (as defined in Article 21 below). Any Schlumberger Background Intellectual Property will remain the exclusive property of Schlumberger whether or not such Background Intellectual Property is used in the performance of an Order. Any Supplier Background Intellectual Property will remain the exclusive property of Supplier whether or not such Background Intellectual Property is used in the performance of an Order. Notwithstanding the preceding, Supplier hereby grants Schlumberger and its Affiliates a royalty-free world-wide, irrevocable, non-exclusive, non-sub licensable license to use Supplier's Background Intellectual Property solely to the extent necessary for utilizing the Equipment and/or Services and/or Deliverables in Schlumberger and its Affiliates normal business operations. If Schlumberger provides any Schlumberger Background Intellectual Property to Supplier for the performance of an Order: Supplier acknowledges that any information, materials, reports, recommendations, analyses, models, files and other work product in any form that Supplier creates or develops as part of the provision of the Services (herein "Deliverables" (i) are works for hire, (ii) are the sole and exclusive property of Schlumberger and (iii) shall be treated by Supplier as Confidential Information. For any Deliverable that is found not be a work for hire, Supply hereby assigns all such Deliverables to Schlumberger. Supplier shall execute, and cause its Page 19 of 65 employees to execute any and all documents and instruments of transfer and assignment that Schlumberger deems necessary or appropriate to carry out the foregoing. Compensation for the rights to such Deliverables shall be deemed included in the price and fees paid to Supplier. The Deliverables may only be used by or on behalf of Schlumberger and members of the Schlumberger Group (as defined in Article 1.21) and/or its and their other suppliers for their respective business purposes. Schlumberger may disclose the Deliverables, including the fact of Supplier's involvement in providing the Deliverables, to any of the members of the Schlumberger Group and/or its and their other suppliers; provided however, that Schlumberger shall cause such members of the Schlumberger Group and/or its and their other suppliers to comply in all respects with the terms and conditions of this Agreement regarding the use and disclosure of such Deliverables. Nothing herein is intended to preclude Supplier from developing for itself or third parties, materials which are competitive with the Deliverables; provided however that, (i) Supplier shall not use any Confidential Information or Schlumberger Background Intellectual Property in conjunction with the development of such materials and (ii) such materials shall not incorporate or reflect any Deliverables. If any Order is cancelled or terminated as a result of the Agreement being terminated pursuant to Articles 10.1(a), (b), (c), (d) or (e), Supplier hereby grants Schlumberger a non-exclusive, royalty-free, irrevocable, world-wide license for any intellectual property rights to complete the Services and/or Equipment either directly or through a third party. Such license shall extend until the original expiration of this Agreement, specified in Paragraph 3 of the Form of the Agreement. If any Order is cancelled or terminated pursuant to Articles 10.3(a), (b), or (c), Supplier hereby grants, Schlumberger a non-exclusive, royalty-free, irrevocable, world-wide license for any intellectual property rights to complete the Services that are the subject of the cancelled/terminated Order either directly or through a third party. ARTICLE 19- LIABILITIES AND INDEMNITIES 19.1 19.2 The following provisions set forth in this Article 19.1 apply for the provision of Equipment and/or the performance of the Services that are not being provided at the Wellsite: SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AND CLIENT AGAINST ANY CLAIMS ARISING OUT OF DEATH, ILLNESS, INJURY, OR PROPERTY LOSS OR DAMAGE, LOSS, DAMAGE OR COST, AS A RESULT OF OR IN CONNECTION WITH (1) WORKMANSHIP DEFECTS IN THE EQUIPMENT, (11) FAILURE TO DELIVER THE EQUIPMENT IN ACCORDANCE WITH THE RELEVANT SPECIFICATIONS, (ut) THE NEGLIGENT ACTS OR OMISSIONS OF SUPPLIER GROUP UNDER THE AGREEMENT OR ANY ORDER, OR (Iv) SUPPLIER GROUP'S BREACH OF THEIR OBLIGATIONS UNDER THE AGREEMENT OR ANY ORDER. Notwithstanding Article 19.1, if the Services are being provided at the Wellsite, during that time the following provisions set forth in this Article 19.2 apply: The Parties agree to allocate between themselves responsibility for certain losses, involving personal injury, illness, death and/or property damage or loss, which may arise out of the performance of this Agreement or an Order pursuant to the Agreement. The Parties acknowledge that the risk allocation and releases may require a Party to Indemnify the other Party for Claims due to the indemnified Party's negligence, whether this negligence is gross, sole, joint, or concurrent. For the purposes of this Article 19, Schlumberger and Supplier may sometimes be referred to as the "/ndemnifying Party" or as the "Indemnified Party" as applicable. 19.2.1 SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AND CLIENT AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF PERSONAL INJURY, ILLNESS OR DEATH OF ANY MEMBER OF SUPPLIER GROUP ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THE AGREEMENT. 19.2.2 SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF PERSONAL INJURY, ILLNESS OR DEATH OF ANY MEMBER OF SCHLUMBERGER GROUP ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THE AGREEMENT. 19.2.3. TO THE EXTENT THAT SCHLUMBERGER IS INDEMNIFIED BY CLIENT, SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF PERSONAL INJURY, ILLNESS OR DEATH OF ANY OFFICER, Page 20 of 65

DIRECTOR, EMPLOYEE OR AGENT OF CLIENT ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THE AGREEMENT. 19.2.4 SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AND CLIENT AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF DAMAGE TO OR LOSS OR DESTRUCTION OF PROPERTY OF ANY MEMBER OF SUPPLIER GROUP (INCLUDING EQUIPMENT OR PROPERTY RENTED OR LEASED BY SUPPLIER GROUP, BUT SUBJECT TO ARTICLE 19.2.5 BELOW) ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THE AGREEMENT. 19.2.5 SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP AGAINST DAMAGE TO OR LOSS OR DESTRUCTION OF EQUIPMENT WHILE SUCH EQUIPMENT IS INSIDE THE WELL, THE BORE HOLE OR BELOW THE ROTARY TABLE, PROVIDED THAT THE DAMAGE, LOSS OR DESTRUCTION OCCURS WHILE EQUIPMENT IS OPERATED BY ANY MEMBER OF SCHLUMBERGER GROUP OR IS UNDER SCHLUMBERGER'S SOLE CARE, CUSTODY AND CONTROL. SCHLUMBERGER'S INDEMNITY OBLIGATIONS AS SET FORTH IN THE PRECEDING SENTENCE ARE EXCLUDED WHEN SUPPLIER'S EQUIPMENT IS LOST OR DAMAGED AS A RESULT OF (1) A DEFECT (INCLUDING BUT NOT LIMITED TO DESIGN OR ASSEMBLY), (I!) INTENTIONALLY OMITTED (II!) SUPPLIER'S NEGLIGENT ACTS OR OMISSIONS, OR (IV) THE EQUIPMENT BEING IN BREACH OF WARRANTY. FURTHERMORE, SCHLUMBERGER'S SOLE OBLIGATION WITH RESPECT TO THIS ARTICLE 19.2.5, IS TO REIMBURSE SUPPLIER FOR (A) THE COST OF REPAIRS FOR SUPPLIER'S EQUIPMENT IF RECOVERED AND TO THE EXTENT REPAIR IS PRACTICAL; OR (B) THE REPLACEMENT COSTS OF SUPPLIER'S EQUIPMENT WHICH SHALL BE CALCULATED AT THE SUBSTANTIATED ORIGINAL PURCHASE (OR MANUFACTURING) VALUE, LESS DEPRECIATION UNTIL THE DATE OF INCIDENT AT THE RATE OF PER MONTH (OR PART THEREOF) FROM THE DATE OF FIRST USAGE TO A MAXIMUM OF MONTHS, AND, TO THE EXTENT NECESSARY TO PREVENT DOUBLE RECOVERY, LESS ANY INSURANCE OR OTHER AMOUNT(S) RECEIVED BY SUPPLIER FROM ANY OTHER SOURCE BY REASON OF SUCH DAMAGE OR LOSS ("REPLACEMENT VALUE"). IN ANY OF THE CASES PROVIDED UNDER THIS ARTICLE 19.2.5, EQUIPMENT RENTAL RATE FOR THAT EQUIPMENT WILL CEASE (I) IN CASE OF LOST IN HOLE, UPON DECLARATION OF LOST EQUIPMENT BY CLIENT AND ASSUMING SCHLUMBERGER REPORTS SUCH LOSS TO SUPPLIER WITHIN 30 DAYS OF SCHLUMBERGER'S RECEIPT OF NOTICE FROM CLIENT; OR (II) IN CASE OF DAMAGED BEYOND REPAIR, WHEN SCHLUMBERGER PROVIDES WRITTEN NOTICE TO SUPPLIER. IN THE CASE OF EQUIPMENT BEING DAMAGED BEYOND REPAIR, SUPPLIER SHALL CREDIT TO SCHLUMBERGER |i OF THE TOTAL RENTAL RATES PAYABLE FOR THE CURRENT RENTAL PERIOD FOR SUCH EQUIPMENT TOWARD THE REPLACEMENT VALUE OF THE EQUIPMENT. 19.2.6 SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF DAMAGE TO 19.2.7 19.2.8 19.2.9 OR LOSS OR DESTRUCTION OF ANY PROPERTY OF ANY MEMBER OF SCHLUMBERGER GROUP ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THE AGREEMENT. Intentionally Omitted SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF SURFACE POLLUTION OR CONTAMINATION FROM SPILLS OF EQUIPMENT AND MATERIALS OWNED, RENTED OR LEASED BY SUPPLIER GROUP OR UNDER SUPPLIER GROUP'S CONTROL, OR OTHER VIOLATIONS OF ENVIRONMENTAL LAWS, INCLUDING BUT NOT LIMITED TO SURFACE POLLUTION OR CONTAMINATION RESULTING FROM SPILLS OR RELEASES OF HAZARDOUS SUBSTANCES, WASTE, FUELS, LUBRICANTS, MOTOR OILS, PAINTS, AND GARBAGE. SUPPLIER'S INDEMNITY OBLIGATIONS AS SET FORTH IN THE PRECEDING SENTENCE ARE EXCLUDED IF THEFOLLOWING CONCURRENT CONDITIONS ARE ALL MET: (1) THE EQUIPMENT IS IN GOOD CONDITION AND COMPLIANCE WITH THE AGREEMENT AND APPLICABLE REGULATIONS, (11) THE SURFACE POLLUTION OR CONTAMINATION FROM SPILLS OF EQUIPMENT OCCURS WHILE THE EQUIPMENT IS UNDER THE SOLE OPERATION, CARE, CUSTODY AND CONTROL OF A MEMBER OF SCHLUMBERGER GROUP, AND (il) THE SURFACE POLLUTION OR CONTAMINATION FROM SPILLS OF EQUIPMENT IS NOT RESULTING FROM ANY FAULT OF SUPPLIER GROUP. IN ALL OTHER CASES, SUPPLIER IS LIABLE TO INDEMNIFY SCHLUMBERGER UNDER THIS ARTICLE 19.2.8, AND SUPPLIER SHALL AT ITS SOLE COST AND RISK, CONTROL, REMEDIATE AND REMOVE SUCH SURFACE POLLUTION OR CONTAMINATION. SCHLUMBERGER RESERVES THE RIGHT TO PROVIDE DIRECTIONS TO SUPPLIER WITH REGARDS TO THE CLEAN-UP OPERATIONS; HOWEVER, NOTWITHSTANDING THE PRECEDING, SCHLUMBERGER SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DAMAGE, LOSS OR LIABILITY THAT SUPPLIER MAY INCUR OR SUSTAIN BY REASON OF ANY SUCH ADVICE OR ASSISTANCE RENDERED TO SUPPLIER. SUBJECT TO ARTICLES 19.2.1, 19.2.4 and 19.2.8, AND TO THE EXTENT THAT SCHLUMBERGER IS INDEMNIFIED BY CLIENT AND SUBJECT TO ARTICLE 6.1, SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP AGAINST ANY AND ALL CLAIMS ON ACCOUNT OF: Page 21 of 65

(i) POLLUTION, CONTAMINATION OR RADIATION DAMAGE, INCLUDING THE COSTS OF CONTAINMENT, CLEANUP AND DISPOSAL; (ii) SUBSURFACE LOSS OR DAMAGE, INCLUDING LOSS OF OR DAMAGE TO ANY RESERVOIR, PRODUCTION FORMATION, WELL OR BOREHOLE, OR IMPAIRMENT OF ANY PROPERTY RIGHT TO WATER, OIL, GAS OR OTHER MINERAL SUBSTANCES; (iii) DAMAGE, LOSS OR DESTRUCTION, OR PERSONAL INJURY OR DEATH ARISING ON THE SURFACE AS A RESULT OF SUBSURFACE OCCURRENCE, INCLUDING DAMAGE TO OR LOSS OR DESTRUCTION OF ANY EQUIPMENT, DRILLING RIG, PLATFORM OR OTHER FIXED OR FLOATING STRUCTURE AT OR AROUND THE WELLSITE; (iv) EXPENSES FOR KILLING OR BRINGING UNDER CONTROL A WILD WELL; AND (v) ALL OTHER RISKS FOR WHICH CLIENT INDEMNIFIES SCHLUMBERGER TO THE EXTENT THAT THE RISKS RELATE OR ARE IN ANY WAY CONNECTED TO THE EQUIPMENT AND/OR SERVICES. SUBJECT TO ARTICLES 19.2.2 AND 19.2.6, SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AGAINST THOSE LIABILITIES AND RISKS FOR WHICH SCHLUMBERGER INDEMNIFIES CLIENT UNDER THE MAIN CONTRACT, TO THE EXTENT THAT THE SAME RELATE OR ARE IN ANY WAY CONNECTED TO THE EQUIPMENT AND/OR SERVICES AND ARE EXTRACTED AND INCLUDED IN THE APPLICABLE ORDER. THE PARTIES AGREE THAT THE INDEMNITIES EXTENDED TO SUPPLIER FROM SCHLUMBERGER UNDER ARTICLES 19.2.3 AND 19.2.9 ARE RELIANT UPON THOSE CONTAINED IN THE MAIN CONTRACT. THE INDEMNITIES EXTENDED TO SUPPLIER UNDER THESE ARTICLES ARE CONTINGENT UPON SCHLUMBERGER FIRST BEING INDEMNIFIED UNDER THE MAIN CONTRACT. SUPPLIER HAS NO GREATER RIGHT TO BE INDEMNIFIED UNDER THESE ARTICLES THAN THE CORRESPONDING RIGHT OF SCHLUMBERGER TO BE INDEMNIFIED UNDER THE MAIN CONTRACT. The following applies in any instance, for Equipment and Services, regardless of where they are provided (i.e. Wellsite or non-Wellsite): 19.3.1 SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AGAINST ANY AND ALL CLAIMS ARISING OUT OF ANY ACTUAL 19:3.2 19.3.3 OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHT, OR ANY LITIGATION BASED THEREON, WITH RESPECT TO ANY EQUIPMENT AND/OR SERVICES (OR PART THEREOF), OR USE THEREOF, EXCEPT TO THE EXTENT THAT SUCH INFRINGEMENT RESULTS SOLELY FROM THE MANUFACTURE OR DELIVERY OF THE EQUIPMENT AND/OR PERFORMANCE OF THE SERVICES PURSUANT TO DETAILED PROPRIETARY DESIGNS OR SPECIFICATIONS FURNISHED BY SCHLUMBERGER GROUP. THE FOREGOING INDEMNITY IS CONDITIONAL UPON (1) PROMPT WRITTEN NOTICE OF ANY CLAIM TO SUPPLIER PROVIDED HOWEVER THAT SCHLUMBERGER'S FAILURE TO PROVIDE OR DELAY IN PROVIDING SUCH NOTICE SHALL NOT RELIEVE SUPPLIER OF ITS OBLIGATIONS UNDER THIS ARTICLE 19.3.1, EXCEPT TO THE EXTENT SUCH FAILURE OR DELAY PREJUDICES THE DEFENSE, (11) SUPPLIER'S CONTROL OF THE DEFENSE AND SETTLEMENT OF ANY CLAIM, AND (1!) REASONABLE COOPERATION AND ASSISTANCE BY SCHLUMBERGER IN THE DEFENSE AND SETTLEMENT OF SUCH CLAIM AT THE EXPENSE OF SUPPLIER. SUPPLIER SHALL NOT BE RESPONSIBLE FOR ANY COMPROMISE MADE BY SCHLUMBERGER WITHOUT SUPPLIER'S PRIOR WRITTEN CONSENT. IF ANY EQUIPMENT AND/OR SERVICES (OR PART THEREOF), OR USE THEREOF, BECOME, OR IN SUPPLIER'S OPINION ARE LIKELY TO BECOME THE SUBJECT OF AN INFRINGEMENT CLAIM, SUPPLIER SHALL (\v) PROCURE FOR SCHLUMBERGER THE RIGHT TO CONTINUE THE USE THEREOF, OR (v) REPLACE OR MODIFY THE SAME SO THAT IT BECOMES NON-INFRINGING (PROVIDED THAT THE SAME LEVEL OF FUNCTIONALITY IS MAINTAINED). SUPPLIER SHALL ALSO BE LIABLE FOR ANY DAMAGES ASSESSED AGAINST SCHLUMBERGER GROUP OR ITS OR THEIR CLIENTS ARISING OUT OF THE USE OF THE SAME PRIOR TO THE DATE UPON WHICH SUPPLIER PERFORMED ANY OF THE FOREGOING REMEDIAL ACTIONS, AS SET FORTH ABOVE. SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP AGAINST ANY AND ALL CLAIMS WHICH ARE OR MAY BE ASSERTED BY ANY REGULATORY OR GOVERNMENTAL AUTHORITY OR THIRD PARTY ARISING OUT OF OR IN ANY WAY CONNECTED TO ACTIVITIES WHICH ARE UNLAWFUL OR IN BREACH OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THIS AGREEMENT, OR WHICH ARE NOT AUTHORIZED UNDER THE TERMS OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THIS AGREEMENT. NOTWITHSTANDING ANY OTHER PROVISION HEREIN TO THE CONTRARY, SCHLUMBERGER SHALL INDEMNIFY SUPPLIER GROUP FROM SCHLUMBERGER GROUP'S OWN CONSEQUENTIAL LOSS AND SUPPLIER SHALL INDEMNIFY SCHLUMBERGER GROUP FROM SUPPLIER GROUP'S OWN CONSEQUENTIAL LOSS, RESULTING FROM, ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR ANY ORDER PURSUANT TO THIS AGREEMENT, AND ALL WITHOUT REGARD TO THE SOLE, JOINT, Page 22 of 65

CONCURRENT, GROSS, ACTIVE OR PASSIVE NEGLIGENCE, BREACH OF CONTRACT OR BREACH OF DUTY (STATUTORY OR OTHERWISE) OF EITHER PARTY, AND REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THE CORRESPONDING LIABILITY. IT IS THE EXPRESS INTENT OF THE PARTIES THAT THE INDEMNITIES AND LIABILITY EXCLUSIONS CONTAINED IN THIS ARTICLE 19 SHALL, UNLESS EXPRESSLY STATED OTHERWISE, APPLY REGARDLESS OF WHETHER (1) THE CLAIMED LIABILITY IS BASED ON BREACH OF CONTRACT, WARRANTY OR DUTY, PRE-EXISTING CONDITIONS, STRICT PRODUCT LIABILITY, FAILURE OF ESSENTIAL PURPOSE OR ANY OTHER LEGAL OR EQUITABLE THEORY, OR ANY OTHER CAUSE, AND/OR (11) IRRESPECTIVE OF THE SOLE, JOINT, CONCURRENT OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTY, AND/OR (tt) A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THE CORRESPONDING LIABILITY. FOR THE PURPOSES OF THIS ARTICLE 19, SCHLUMBERGER IS HEREBY AUTHORIZED TO ACT AS AGENT AND TRUSTEE FOR THE LIMITED PURPOSE OF EXTENDING TO THE MEMBERS OF SCHLUMBERGER GROUP ANY RELIEF FROM LIABILITY, INDEMNITY OR BENEFIT EXPRESSED HEREIN AS BEING GRANTED BY SUPPLIER IN FAVOR OF SCHLUMBERGER GROUP. FOR THE PURPOSES OF THIS ARTICLE 19, SUPPLIER IS HEREBY AUTHORIZED TO ACT AS AGENT AND TRUSTEE FOR THE LIMITED PURPOSE OF EXTENDING TO THE MEMBERS OF SUPPLIER GROUP ANY RELIEF FROM LIABILITY, INDEMNITY OR BENEFIT EXPRESSED HEREIN AS BEING GRANTED BY SCHLUMBERGER IN FAVOR OF SUPPLIER GROUP. IF A CLAIM IS MADE AGAINST A PARTY, AND THAT PARTY CLAIMS A RIGHT TO BE INDEMNIFIED, IT SHALL PROMPTLY INFORM THE INDEMNIFYING PARTY. NO SUCH CLAIM SHALL BE SETTLED WITHOUT THE APPROVAL OF THE INDEMNIFYING PARTY. THE INDEMNIFYING PARTY SHALL BE ENTITLED TO ASSUME THE DEFENSE OF SUCH CLAIM. IF THE INDEMNIFYING PARTY ELECTS TO CONTROL THE DEFENSE OF SUCH CLAIM, THE INDEMNITEE SHALL AT ALL TIMES HAVE THE RIGHT TO FULLY PARTICIPATE IN THE DEFENSE AT ITS OWN EXPENSE. ARTICLE 20- INSURANCE 20.1 20.2 20.3 20.4 Supplier's indemnity obligations set forth in the Agreement shall be supported by appropriate insurance policies, acceptable to Schlumberger, including at least the following policies: (a) Comprehensive General Liability including but not limited to Contractual Liability Cover, with limits in respect of bodily injury and/or property damage of not less than US Dollars [i per occurrence; (b) Professional Liability with limits of not less than US Dollar i ocr occurrence, if applicable; (c) Worker's Compensation and Employer's Liability in compliance with local statutory requirements where applicable; (d) As applicable, Automobile Liability as may be required by statute or similar regulations in the country of operations; (e) Any other insurance reasonably required by the applicable laws and identified in any Order pursuant to the Agreement. Said policies shall be taken out by Supplier at its cost, with a reputable insurance company, and shall be evidenced by insurance certificates to be provided upon Schlumberger's request. Said policies shall name Schlumberger Group and Client as an additional insured to the extent of the liabilities assumed by Supplier under the Agreement (except for Worker's Compensation and Professional Liability), and shall be endorsed to provide that (i) no insurance policy shall be cancelled or materially changed without thirty (30) days prior written notice to Schlumberger, and (ii) Supplier's insurers shall waive their rights of subrogation against Schlumberger Group and Client to the extent of the liabilities assumed by Supplier under the Agreement; and (iii) Supplier's insurance shall be primary to that carried by the indemnified parties. Supplier agree to support their indemnity obligations under any Order pursuant to the Agreement by obtaining and maintaining liability insurance with contractual indemnity endorsements, which Supplier shall at its own expense maintain for the benefit of Schlumberger Group and Client, with an insurance company or companies authorized to do business in the state where the Services are to be performed. The liabilities of Supplier shall not in any way be limited to the amounts of insurance required herein (except to the extent expressly mandated by applicable law). Supplier shall require all of its subcontractors to provide such of the foregoing coverage, as well as any other coverage that the Supplier and/or Schlumberger consider necessary. Such polices shall include the waiver of subrogation clause as set forth above. However, the fact that any subcontractor provides or does not Page 23 of 65 provide any of the foregoing coverage or any other coverage that Supplier and/or Schlumberger considers necessary shall not itself relieve Supplier of its obligations to provide said coverage. Supplier does hereby release, defend, indemnify, and hold Schlumberger Group harmless from any Claims which arise out of Supplier's failure to comply with all of the above insurance requirements, including obtaining waivers of subrogation, or due to any insurance coverage being invalidated due to Supplier's failure to comply with the terms, conditions, and warranties of the insurance. ARTICLE 21- CONFIDENTIALITY 21.1 21:2 21.3 21.4 275 21.6 21.7 Supplier acknowledges that during the performance of the Agreement or an Order pursuant to the Agreement, any Confidential Information shall be deemed confidential and proprietary to Schlumberger. Without limitation to the foregoing, Supplier acknowledges that (i) specifications, requirements, designs and the like for the performance of the Services (as applicable), (ii) the content of any Order (whether accepted or not by Supplier), and (iii) the Agreement/the terms of the Agreement shall be deemed confidential and proprietary to Schlumberger. Supplier shall (i) treat as secret and confidential, and (ii) not at any time during the Agreement term and for 1 thereafter, disclose, distribute, publish, copy, reproduce, sell, lend, manipulate or otherwise make use of (except for the purpose of performing this Agreement or an Order provided that the disclosure is made to the employees of Supplier on a need-to-know basis), or permit use to be made of, any Confidential Information, except with Schlumberger's express written consent. The foregoing shall not apply to any Confidential Information that (i) can be shown by documentary evidence to have been previously known to Supplier at the time of disclosure, (ii) is independently developed by Supplier without breach of this Agreement, (iii) is lawfully obtained from a third party without restriction on use or disclosure, (iv) is or becomes part of the public domain through no fault of Supplier, or (v) is disclosed pursuant to any judicial or governmental requirement or order, provided that Supplier takes reasonable steps to give Schlumberger sufficient prior notice in order to contest such requirement or order. Supplier shall use the same degree of care to avoid unauthorized disclosure of the Confidential Information as it employs with respect to its own confidential/proprietary information of similar quality and nature, but employing no less than a reasonable standard of care. Supplier expressly acknowledges that the disclosure made by Schlumberger does not grant Supplier any right other than the limited right to use the Confidential Information for the performance of the Agreement or an Order (and nothing contained herein shall be construed as granting or conferring any rights to Schlumberger's trademarks, inventions, copyrights, patents or the like). Upon expiry or termination of this Agreement for whatever reason, Supplier shall return all Confidential Information to Schlumberger including Deliverables and shall not be entitled to make or retain copies thereof. The foregoing does not apply to the Agreement/terms of the Agreement. If Supplier is unable practically or economically to destroy all electronically held Confidential Information Supplier undertakes that such Confidential Information not so destroyed will not be used subsequently by Supplier or any persons to whom it has disclosed the same and will be held subject to the terms of this Agreement. The return or destruction of Confidential Information shall not release Supplier from any of its obligations under this Agreement. If Supplier fails to keep such Confidential Information confidential or uses such Confidential Information in violation of the provisions of this Article 21, Supplier acknowledges and agrees that Schlumberger will be irreparably harmed, will not have an adequate remedy at law, and will be entitled to injunctive relief to prevent Supplier from using or disclosing such Confidential Information. Page 24 of 65

Notwithstanding the prior statement, Supplier may disclose the contractual relationship with Schlumberger when required by government regulations or for legal purposes but not the contents herein. ARTICLE 22 -FORCE MAJEURE 22:4 Neither Party shall be liable for delay or non-performance of its obligations hereunder (or part thereof) if the cause of delay or non-performance is Force Majeure. The Party affected shall be relieved from its obligations (or part thereof) as long as the Force Majeure lasts and hinders the performance of the obligations (or part thereof), it being understood that Force Majeure shall not excuse any obligation of Schlumberger to pay for invoices due in accordance with the provisions hereof. The Party affected shall promptly notify the other Party and make reasonable efforts to mitigate the effects of Force Majeure with reasonable dispatch. 22.2 Supplier shall where feasible, exercise its best efforts to obtain Equipment from other sources either within or separate from Supplier's regular production and distribution system until sufficient Equipment from the normal sources are available. Schlumberger shall have the right to decline any such replacement Equipment and to seek an alternative solution if available. Rental rates (if any) shall not apply during the persistent of a Force Majeure any period. ARTICLE 23 - INDEPENDENT CONTRACTOR 23.1 The Agreement, or any Order pursuant to the Agreement, shall not be construed as creating a joint-venture, partnership or the like between the Parties. Neither Party shall act or be deemed to act on behalf of the other Party, or have the right to bind the other Party. Each Party shall remain an independent entity, and act as an independent contractor. Each Party shall at all times during the performance of the Agreement or any Order pursuant to the Agreement be responsible for the payment of wages and benefits to, and as applicable, tax withholding from, its own employees. Without limiting the generality of the foregoing, the employees and subcontractors engaged by Supplier for the performance of the Agreement, or an Order pursuant to the Agreement, shall be the direct employees and subcontractors of Supplier and Supplier shall remain solely responsible for all matters related to compliance with relevant employment laws. 23.2 In all cases where Supplier's employees (defined to include Supplier's direct, borrowed, special, or statutory employees) are covered by the Louisiana Workers' Compensation Act, La R.S. 23:1021 et seq., Schlumberger and Supplier agree that all Services and operations performed by Supplier and its employees pursuant to this Agreement are an integral part of and are essential to the ability of Schlumberger to generate Schlumberger's goods, products and services for purposes of La R.S. 23:1061 (A)(1). Furthermore, Schlumberger and Supplier agree that Schlumberger is the statutory employer of Supplier's employees for purposes of La R.S. 23:1061 (A)(3). Irrespective of Schlumberger's status as the statutory employer or special employer (as defined in La R.S. 23:1031 (C)) of Supplier's employees, Supplier shall remain primarily responsible for the payment of Louisiana workers compensation benefits to its employees and shall not be entitled to seek contribution for any such payments from Schlumberger. ARTICLE 24- AUDIT For a minimum of EE (or longer if required by any applicable law), Supplier shall retain all records pertaining to information that are the subject matter of this Agreement. Schlumberger shall have the right, at any time up to MY after completion, termination or cancellation of any Order pursuant to this Agreement, to audit Supplier's books, records, worksite and/or data in any form to verify compliance with the terms hereof (including but not limited to Articles 11, 25 and 29) and/or the correctness of any invoice submitted by Supplier. Said right shall be exercised solely for the purposes defined in this Article. Supplier shall obtain equivalent rights of audit from all subcontractors and will cause such rights to extend to Schlumberger. If the audit reveals any amounts due to Schlumberger, such amounts must be paid by Supplier to Schlumberger within days of receipt of written notification. ARTICLE 25- COMPLIANCE WITH LAWS 25:4 Supplier warrants that no applicable laws or regulations shall be violated in the provision of the Equipment and/or the performance of the Services contemplated hereunder, and that Supplier shall comply with, and Page 25 of 65 adhere to, all applicable laws and regulations which may apply to Supplier in connection with this Agreement, or any Order pursuant to the Agreement. Without limitation to the generality of the foregoing, Supplier shall strictly comply with, and adhere to, all applicable laws and regulations pertaining to health, safety, anti-corruption, and to trade and export control including as applicable, those of the United States. Supplier shall ensure that all necessary export information (e.g. applicable Export Control Classification Numbers, Harmonized Tariff Schedule Numbers per Equipment or part thereof, and Country of Origin, including certificates of manufacture in accordance with the origin rules imposed by governmental authorities) is provided on all exports documentation as required by law. Supplier shall confer with Schlumberger to ascertain and confirm this information. Supplier shall fully comply with the following when Schlumberger does not provide any instruction or information that is contrary to the same: (a) Supplier shall comply with all applicable export and re-export control laws and regulations that pertain to any items, commodities, technology or software shipped or transferred by Supplier or its subcontractors in connection or in association with their performance under this Agreement. Specifically, Supplier shall not -- directly or indirectly -- sell, provide, export, re-export, transfer, divert, loan, lease, consign, or otherwise release or dispose of any equipment, product, commodities, services, software, source code, or technology (including the "Direct Product" of such technology) (collectively and for the purpose of this Article 25 the "Products") received under this Agreement to or via any individual, entity, or destination, or for any use prohibited by the laws or regulations of any applicable jurisdiction without having obtained prior authorization from the competent governmental authorities as required by all such laws and regulations. (b) Schlumberger is responsible for providing Supplier with any license, permit or authorization required for items, commodities, technology or software shipped or transferred by Supplier in connection or association with their performance under this Agreement as required by any applicable export and/or re-export control laws and regulations. Supplier shall be responsible to ensure that such licenses, permits, and authorizations are included in the export/import documentation as necessary to comply with all applicable laws and regulations. (c) Upon request by Schlumberger, Supplier shall (i) provide information regarding those transactions which are the subject of this provision, and (ii) provide Schlumberger with a copy of all documents related to transactions which include Products that require an export and/or re-export licenses for those items, commodities, technology, or software requiring export licenses in connection with Supplier's performance of this Agreement. Upon request by Schlumberger, Supplier shall further allow Schlumberger personnel reasonable access to information, materials and supporting records relating to compliance with this provision. (d) Supplier shall ensure that no item, commodity, technology or software will be shipped, either directly or indirectly, to any country or person or for any end-use that is prohibited under export regulations. (e) To the extent the laws or regulations applying to import or export of the commodities, which are the subject matter of the Agreement are amended, repealed or superseded, Schlumberger, at its sole option, shall establish new terms to this Article 25.3. If Supplier's Equipment is eligible for preferential tax or tariff treatment (such as free trade or international agreement), Supplier shall provide Schlumberger with the documentation required to participate in the treatment. ARTICLE 26 - ASSIGNMENT AND SUBCONTRACTING 26.1 Neither Party shall, without the prior written consent of the other Party, have the right to assign its rights and obligations under the Agreement or any Order pursuant the Agreement to any third party, and any purported assignment without such consent shall be null and void. However, Schlumberger shall have the right to assign, in whole or in part, its rights and obligations under the Agreement to any of its Affiliates, with notice to Supplier. If so specified in the Main Contract, Client may require the assignment of this Agreement or any Order in accordance with the Main Contract. Page 26 of 65

26.2 Supplier may not subcontract whole or part of its obligations underthis Agreement or any Order pursuant to the Agreement without Schlumbergers prior written consent, and any purported subcontracting without such consent shall be null and void. Schlumberger's consent shall not relieve Supplier from its obligations under the Agreement or any Order pursuant to the Agreement, and Supplier shall be responsible for the performance, acts or omissions of its subcontractors as if their performance, acts or omissions were its own performance, acts or omissions. ARTICLE 27- GOVERNING LAW AND DISPUTE RESOLUTION 27:4 27.2 273 This Agreement shall be governed by, and construed in accordance with the laws of (i) the State of Texas (USA) for Orders entered into in the United States, (ii) the province of Alberta (Canada) for Orders entered into in Canada, excluding any conflict of laws principle that would refer to the laws of another jurisdiction. The Parties shall first attempt to resolve any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof (each, a "Dispute"), in good faith by negotiation and consultation between themselves. Any Dispute that has not been resolved by negotiation within ninety (90) days after one Party provides notice of a Dispute to the other Party, shall be submitted to mandatory, final and binding arbitration. Such arbitration shall be conducted in English at a mutually agreeable location in accordance with the rules of the (i) commercial arbitration rules of the American Arbitration Association for Orders entered into in the United States, (ii) National Arbitration Rules of the ADR Institute of Canada, Inc. for Orders entered into in Canada. The procedure for the arbitration shall follow the applicable arbitration rules, as specified above. The arbitration award shall be in writing, state the reasons for the award and be final and binding. Judgment thereon may be entered in any court of competent jurisdiction. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a prearbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings, as permitted by applicable law, and the enforcement of any award. The Parties agree that the application of the United Nations Conventions on Contracts for the International Sales of Goods is specifically excluded from the Agreement. ARTICLE 28- NOTICES 28.1 All notices or communications under the Agreement must be in English, sent in Writing and delivered by hand or sent by (i) prepaid courier; (ii) registered post; or (iii) by e-mail to the following address: 28.2 If to Sch lumberger: If to Supplie r: Said notices shall be deemed received (i) upon delivery if hand delivered, (ii) upon delivery if sent by prepaid courier or registered post, and (iii) upon recipient's confirmation of receipt if emailed. Notwithstanding the preceding, notices regarding the execution of an Order shall be as per the details agreed by the Parties in such Order. ARTICLE 29- BUSINESS CONDUCT 29:1 For the purpose of this Article 29: (a) "Anti-Corruption Compliance Due Diligence" means a dedicated process to allow the identification and assessment of any warning flags concerning any contract. "Warning flags" are facts or circumstances which might cause a reasonable person to suspect that Supplier Group may have engaged or may engage in bribery. Warning flags will be deemed to exist whenever some fact or circumstance suggests that the particular relationship involves a likely risk of bribery. If a warning flag is identified, careful Page 27 of 65 consideration must be given to the steps that should be taken to eliminate or mitigate the bribery risk that the particular relationship may present. "Anticorruption Laws" means the UK Bribery Act 2010 (UKBA), the US Foreign Corrupt Practices Act 1977 (USFCPA) (as amended from time to time) and all other applicable national, regional, provincial, state, municipal or local laws and regulations that prohibit bribing, or providing of unlawful improper payments in any form including facilitation payments or other benefits to Government Officials or any other Persons. "Close Family Member' means the Government Official's spouse or partner, the Government Official's and spouse's or partner grandparents, parents, siblings, children, nieces, nephews, aunts, uncles and first cousins; the spouse of any of these people; and any other individuals who share the same household with the Government Official. "Facilitation Payment" means the giving of anything of value to speed up an on-going process and/or routine government action (for example, customs inspections, visa processing, and certain permits/licenses). These routine actions would be ordinarily and commonly performed by the Government Official, and would be nondiscretionary, that is, for something to which the payer is already legitimately entitled. "Government Official" means (i) any director, officer or employee of any Public Body including (1) employees paid full time or part time, (2) consultants and contractors of any government department or agency whether executive, legislative or judicial branches of government at all levels from national, state, local or town level; (ii) all employees of national oil companies and national services companies; (iii) any person acting in an official capacity for or on its behalf; (iv) any officer or employee or candidate of any political party or faction; (v) anyone otherwise holding a legislative, administrative or judicial position at any Public Body; or (vi) any director, officer or employee of any public international organization (e.g. The United Nations or World Bank). Government Official also includes immediate Close Family Members of anyone described above. "Improper Payment" means the offer, promise, authorization, request, acceptance or agreement, whether directly or indirectly, to give or receive anything of value (whether nominal or otherwise) including Facilitation Payments, in order to (i) improperly influence someone's judgment about Schlumberger products or services or those of another company; (ii) improperly gain advantage when selling Schlumberger goods and services, conducting business transactions, or representing Schlumberger interests; or (iii) influence the use of discretionary authority by any Government Official or Persons. "Key Employees" means any of Supplier's officers, managers, directors and employees responsible for directly providing services or works to Schlumberger under this Agreement. "Persons or Person" means any corporation (including corporate body in any form), partnership (limited or unlimited), trust, instrumentality, unincorporated venture or association and individual. "Public Body" means any central or local government, or any ministry, department, agency, organ or instrumentality of state, or entity owned or controlled by, a government or state (e.g. a National Oil Company). "Supplier/Supplier Group" means (i) officers and employees of Supplier; and (ii) parent, Affiliates, contractors, subcontractors, agents, consultants, invitees (including its officers and its employees) of any tier, whether contracted directly or indirectly. For the purpose of this Agreement, Supplier agrees and undertakes that all works provided and transactions executed under this Agreement will comply with Anticorruption Laws. To ensure compliance with Anticorruption Laws Supplier shall maintain and enforce its own internal rules that are in compliance with this Article 29. The Parties agree with respect to this Agreement that Anticorruption Laws and this Article 29 shall apply to Supplier and Supplier Group irrespective of whether Supplier and Supplier Group are subject to Anticorruption Laws. Supplier represents and warrants that it has complied with this Article 29 and with Anticorruption Laws for the purpose of securing, performing, maintaining and extending this Agreement whether directly or Page 28 of 65 indirectly and that this award, appointment, maintenance and/or extension was expressly made on the basis that this Article 29 and Anticorruption Laws have not and will not be breached . Supplier shall not under any circumstances whatsoever (i) offer, promise or make any gift, payment, loan, reward, inducement, benefit or other advantage to any of Schlumberger's directors, ofiicers, employees or agents, that is above a nominal value of twenty US Dollars ( $ 20 ) or equivalent in local currency ; or in any manner that is deemed excessive or extravagant ; or (ii) in the case of an event (including sporting or other entertainment events), where Supplier does not attend . Schlumberger expressly prohibits the making, offering, promising, receiving and/or authorizing Improper Payments to any Government Official or Person . Supplier warrants and undertakes that it has not and will not make, offer, promise, receive or authorize any Improper Payment whether directly, indirectly or through any Person or entity to influence an act of a Government Official, Public Body and/or Person or to obtain, maintain, retain business or gain an improper advantage from a Government Official and/or Person . For the avoidance of doubt, Improper Payment shall include but shall not be limited to the offer, promise, payment of available funds, favor, gifts, entertainment, excessive promotional activities, investment opportunities, in - kind contribution, stocks, options, contracts, or a promise that has a value or can be exchanged for a value and/or benefit and also the creation of a favorable or easier working condition whether in the present or in the future . Supplier also warrants and represents, having made reasonable enquiries, that neither Supplier nor Supplier Group: (a) has been convicted of any offence involving bribery, corruption, fraud, dishonesty or breach of trade control regulations; Page 29 of 65 29.5 29.6 29.7 (b) has been or is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offence or alleged offence involving bribery, corruption, fraud, dishonesty or breach of trade control regulation ; (c) has been or is listed by any government agency or development bank as being debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for participation in procurement programs or contracts run or offered by such agency or development bank ; (d) unless disclosed in Writing to Schlumberger, no Government Official or Close Family Member (i) owns or possesses, directly or indirectly, shares or any other beneficial interest in Supplier and/or Supplier Group (other than through ownership of publicly traded securities that is not sufficient to constitute a controlling interest), or is a director, agent, consultant or representative of Supplier and/or Supplier Group or have a direct or indirect interest in Supplier and/or Supplier Group or this Agreement and (ii) has an active political role in the countries where the Agreement will be performed . 29.8 Supplier shall cause and ensures that: (a) any payment or advantage made or given to anyone on behalf of or for the benefit of Schlumberger, is properly and accurately recorded in Supplier's books and records, including its amount, purpose and receipt, which records shall be maintained with supporting documentation for the duration of the applicable status of limitation period . It is strictly prohibited for Supplier to keep inaccurate or false records, for example misstatement of payment amounts, disguise of the purpose of the payment, creation of payment recipients, or forgery or cover - up of payment authorization ; (b) the key terms of this Article 29 are included in the contract between Supplier and Supplier Group (“Relevant Terms”) . Supplier shall be responsible for the observance and performance of the Relevant Terms by Supplier Group and shall be directly liable to Schlumberger for any breach of any of the Relevant Terms ; (c) all Key Employees are trained periodically on Anticorruption Laws and training records are maintained for a period of five (5) years . 29.9 Supplier shall apply a risk assessment methodology that it deems adequate and perform Anti - corruption Compliance Due Diligence on Supplier Group, as indicated by such risk assessment methodology . Schlumberger reserves the right : (i) to request the list of Supplier Group's members who were not subject to Anti - corruption Compliance Due Diligence, (ii) to request proof of and/or documentation relating to such due diligence and, where necessary; (iii) to reject or request replacement of non - complying Supplier Group members. 29 . 10 Supplier shall immediately notify Schlumberger in Writing if, at any time during the term of this Agreement, its circumstances, knowledge or awareness changes such that : (a) it is not able to comply with this Article 29 or is aware of or suspecting that there has been a potential or actual breach of this Article 29 and Anticorruption Laws by Supplier Group ; (b) is aware of or is suspecting that a Government Official or Close Family Member (i) owns or acquires, directly or indirectly, shares or any other beneficial interest in Supplier and which ownership is sufficient to create a controlling interest, or (ii) is or becomes a director, officer or individually an agent of Supplier ; (c) it has or is actively involved in a political role in the countries where the Agreement is performed ; or it becomes a shareholder or an employee of a current client of Schlumberger (including a Public Body or National Oil Company) ; (d) it receives any request or demand for any undue financial or other advantage of any kind in connection with the performance of this Agreement ; (e) it receives any requests or solicitations by Schlumberger employee for gifts, entertainments or other personal advantages (financial or otherwise) from Supplier or Supplier Group ; and/or (f) it has been convicted or may potentially be convicted or is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offence or alleged offence involving bribery, corruption, fraud, dishonesty or breach of trade control regulations ; or has been or is listed by any government agency or development bank as being debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for participation in procurement programs or contracts run or offered by such agency or development bank . ARTICLE 30 — GENERAL LEGAL PROVISIONS Page 30 of 65 30.1 30.2 30.4 30.5 30.6 Except as agreed between the Parties for any local agreements that are in place at the elective date of this Agreement and until the expi ry of their original term, the Agreement and any terms and conditions referred to herein embody the entire agreement between the Parties with respect to the subject matter hereof, and prevail over any previous oral or written understandings, commitments or agreements pertaining to the subject matter hereof . The Agreement shall not be modified in any manner, except by a written instrument duly signed by each Party . The provisions of the Agreement which by their nature are intended to survive the termination or expiry of the Agreement (including without limitation warranty, indemnity/liability, intellectual property and confidentiality provisions) shall remain in full force and effect after the termination or expiry . 30 . 3 The headings contained in the Agreement are for convenience of reference only, and do not constitute a part of the Agreement . The terms and conditions contained in this Agreement may not be discharged in whole or in part by waiver, renunciation, or failure of enforcement, unless specifically agreed to in Writing by the Party to which the terms and conditions benefit . Schlumberger and Supplier acknowledge that they have consulted an attorney concerning the terms of this Agreement or have elected not to do so but represent that they fully understand their rights and obligations hereunder . The Agreement shall be considered for all purposes as prepared through the joint efiorts of the Parties and shall not be construed against one Party or the other as a result of the preparation, submission, negotiation, or drafting hereof . If this Agreement is translated, this original English version shall prevail . This Agreement may be executed by the parties hereto in separate counterparts, including by facsimile, portable document format [“PDF”], electronic signatures, or a combination of these methods, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument . Delivery of an executed counterpart of the signature page to this Agreement by facsimile, PDF or other electronic document shall be as effective as delivery of a manually executed counterpart of this Agreement and shall be given full legal effect in accordance with the Electronic

Signatures in Global and National Commerce Act codified at 15 U . S . C . Α 7001 et seq . as amended from time to time and any successor statutes or laws thereto and the Uniform Electronic Transactions Act or similar statute applicable in the state which governs the enforcement of this Agreement (as amended from time to time and any successor statutes or laws thereto) . Supplier acknowledges that it agrees to the entirety of this Agreement by its own free choice, without any inducement offered in any way other than the express terms and conditions contained herein . Supplier warrants and represents that no promise, agreement, representation, inducement or condition not set forth in the Agreement has been made or relied upon by Supplier in agreeing to this Agreement . Supplier is relying solely upon its own judgment in agreeing to this Agreement . Page 31 of 65 30.7 ARTICLE 31 — TRADE CONTROL 31.1 Subject to the terms of Exhibit J to this Agreement, all goods and information that are the subject matter of this Agreement shall be exported under the control of Schlumberger, unless otherwise agreed upon by the Parties . The Parties shall not act in a manner which may cause either Party to be in violation of applicable United States trade laws and regulations, including but not limited to the Export Administration Act of 1979 . Without limitation to the generality of the foregoing, both Parties shall strictly comply with, and adhere to, all applicable U . S . and non - U . S . laws and regulations pertaining to environment, health and safety, economic sanctions laws, trade, import and export control . Specifically, both Parties covenant that they shall not - directly or indirectly - sell, provide, export, re - export, transfer, divert, loan, lease, consign, or otherwise release or dispose of any equipment, product, commodities, services, software, source code, or technology received under this Agreement to or via any individual, entity, or destination, or for any use prohibited by the laws or regulations of the United States or any other applicable jurisdiction without having obtained prior authorization from the competent governmental authorities as required by all such laws and regulations . Notwithstanding any other provision of this Agreement, neither Supplier nor Schlumberger shall take or be required to take or to refrain from taking any action prohibited or penalized under the applicable laws of the United States or any applicable jurisdiction . Supplier shall provide Schlumberger with the Export Control Classification Numbers \ “ECCN”), Harmonized Tariff Classifications \ “HTC”|, and the Country of Origin information for each Equipment . Supplier shall notify in Writing Schlumberger in case of modification of the Country of Origin as soon as this change is effective . Specifically, for chemicals, Supplier shall provide Schlumberger with the ECCN, HTC, Country of Origin as well as the CAS Registry Number and the UN Number for each Equipment . Supplier shall also provide any additional information that may affect the movement, classification, or treatment of the Equipment upon import or export, including whether the Equipment is eligible for preferential tax or tariff treatment (such as preferential certificates of origin as governed by any applicable bi - lateral or regional free trade agreements) . For those suppliers with catalogs, they shall provide the ECCN, HTC, and Country of Origin (and for chemicals, the CAS Registry Number and UN Number) as part of the catalog completion . For those suppliers without catalogs, they shall provide the required information at their acceptance of Order of the Equipment or at the issuance of the quotation for the Equipment, whichever comes first, and other related documentation . When Schlumberger is responsible for exporting Supplier's goods, Schlumberger undertakes to determine any export license requirements, to obtain any required export license or other export authorization, and to carry out the required customs formalities for the goods it is purchasing from Supplier . Supplier shall provide Schlumberger with all necessary information required to obtain an export license for Supplier's goods . Schlumberger shall remain liable to accept and pay for material if licenses are not granted or are revoked, to the extent such denial of license application or revocation is not the result of Supplier's actions or inactions . Schlumberger shall also obtain any required import documents, including but not limited to import permits and import licenses . With respect to goods exported from the U . S . , Schlumberger shall authorize its U . S . agent (which term shall not include Supplier) in Writing to act on its behalf . Upon Supplier's request, Schlumberger shall provide or cause its U . S . agent to provide Supplier with a copy of the electronic export declaration filed in connection with the export of such goods . For a mini mum off(or longer if required by any applicable law), Supplier shal l retain all records pertaining to licensing o f the goods and information that are the subject matter o f this Agreement . Upon 31.2 31.3 31.4 reasonable notice, Schlumberger shall have the right to audit Supplier's records documenting its compliance with the terms of this Agreement . The day - to - day operational and logistical requirements of complying with the laws applicable to the import and export of the goods and information that are the subject matter of this Agreement shall be accomplished according to the terms of Exhibit J to this Agreement . Page 32 of 65 31.5 ARTICLE 32 — EQUIpMENT INSPECTION; PACKING; SHIPMENT 32.1 Supplier shall make a full inspection of the Equipment specified in an Order prior to shipment ; however, the same shall be subject to Schlumberger's inspection and approval prior to acceptance and/or payment . If in Schlumberger's reasonable opinion the Equipment fail to conform to agreed specifications or are otherwise defective, Schlumberger has the right to reject the same, and require prompt replacement or rectification thereof by Supplier, at Supplier's expense and risk . Additionally, Schlumberger may, at Supplier's expense and risk, return quantities in excess of the amounts specified in the Order . Title to Equipment shall remain at all times with Supplier . In addition to the requirements listed in Article 32 . 1 and when required by Schlumberger, Supplier shall ensure that every Equipment shipped to Schlumberger is labeled with Schlumberger standard barcode label generated and placed according to the applicable Schlumberger standards and procedures . To generate a standard barcode label, Supplier shall utilize the Global Traceability site located ate ensuring that all required information appears on the label . As applicable, if after delivery of the Equipment to Schlumberger, the Equipment is sent back to Supplier's facility for Supplier to assess the need and cost of repairs not covered under the warranty (if any), the risk of loss of, or damage to, such Equipment while at Supplier's facility (excluding the transport phase to and from said facility, unless otherwise agreed by the Parties) shall be borne by Supplier . Unless otherwise specified, Equipment shall be packed, marked and otherwise prepared for shipment in a manner which is (i) in accordance with applicable regulations, (ii) acceptable to common carriers, and (iii) adequate to ensure safe arrival of the Equipment at the named destination and for storage and protection against weather and (iv) is appropriate to ensure safe arrival of the Equipment at the named destination in good condition (the foregoing includes as required, the use of cushioning material or vacuum packing to prevent damage during transportation) . In addition, the following requirements apply : (v) if specific export packing requirements exist for a particular Equipment (i . e . said requirements result from the type/characteristics of the Equipment concerned), Supplier shall ensure that adequate documentation reflecting the same is furnished, and (vi) wooden packaging or packing of any kind including wooden boxes, materials or pallets must only be made of heat - treated timber, and must comply with as applicable, the International Standards for Phytosanitary Measures, also referred to as ISPM ( https : //www . ippc . int/en/ ), or the US Department of Agriculture Animal and Plant Health Inspection Service, also referred to as APHIS ( http : //www . aphis . usda . gov ) . Unless otherwise specified, Supplier shall mark all containers with necessary lifting, handling, and shipping information, and other appropriate information identified by Schlumberger . Supplier shall be responsible for ensuring that (i) each shipment of Equipment is accompanied by all necessary technical documentation, (ii) each shipment of Equipment is packed adequately for long distance transportation to ensure safe arrival, and (iii) all cases, boxes, containers, packages and the like are suitable for discharge and/or reloading by mechanical means, and carefully marked as per Schlumberger's instructions . Schlumberger reserves the right to select the means of transport and carrier for shipment of the Equipment, notwithstanding anything herein to the contrary . All deliveries shall be made during normal business hours on the scheduled delivery date unless otherwise agreed to by Schlumberger, at the place indicated in the Order . Partial deliveries shall not be accepted without Schlumberger's prior authorization . Supplier acknowledges and agrees that its non - compliance with the packing and shipping requirements of this Article 32 may result in detention, removal, loss, treatment, return or reshipment of the Equipment and/or fines, penalties, transportation (including but not limited to expediting and air shipment fees), 32.2 32.3 32.4 32.5 32.6 32.7 32.8 quarantine and storage costs . Supplier shall bear all such costs associated with its non - compliance with the packing and shipping requirements of this Article 32 , and Schlumberger shall have the right to recoup from Supplier any remediation costs incurred by Schlumberger as a result of Supplier's non - compliance with the packing and shipping requirements of this Article 32 . Page 33 of 65 ARTICLE 33 — EQUIPMENT SPECIFICATIONS — INFORMATION SUPPLIED BY THE PARTIES — AVAILABILITY ASSURANCE 33.1 Supplier shall assemble, test, package and deliver the Equipment in accordance with any drawings, specifications, quality requi rements, and testing procedures set forth in the applicable Order or as otherwise provided in Writing by Schlumberger to Supplier, and in accordance with all other terms and conditions of this Agreement . Without prejudice to any other requirements under this Agreement, and without prejudice to Article 9 the Equipment shall comply with the requirements, guidelines and orders of classification societies approved by Schlumberger and any governmental body, and recognized industry practices . Supplier shall identify the lowest cost and the highest quality components, materials and equipment to manufacture the Equipment . The Equipment shall be prepared at Supplier's plant or at another third party's plant mutually agreed in Writing by the Parties . Supplier shall include on each Equipment all relevant information such as part numbers, trademarks and/or other markings as Schlumberger may request . Schlumberger may provide to Supplier proprietary information and/or technology of Schlumberger and/or Client as it deems necessary for the assembly, testing, and/or supply of the Equipment and/or performance of the Services . Supplier will use such proprietary information or technology solely for the purpose of performing its obligations hereunder . Supplier warrants that it will keep all proprietary information and/or technology of Schlumberger and/or Client confidential and secure in accordance with the provisions of Article 21 . Unless otherwise agreed by the Parties, Supplier will provide the processes, any required technology and equipment, capacity, labor, know - how, transportation, logistics, systems and facilities necessary for the assembly and/or testing, of the Equipment and/or performance of the Services in accordance with the Agreement or the applicable Order . Supplier shall provide to Schlumberger at no charge all such information and documentation as Schlumberger may reasonably require for the proper use and maintenance of the Equipment and/or to obtain the full benefit from the Services . As applicable, spare parts for Equipment supplied to Schlumberger pursuant to any Order shall be available for purchase by Schlumberger from Supplier for a minimum of five (5) years from the Effective Date of this Agreement or the applicable Order . In the event that Supplier is notified by its vendors of the discontinuance of any sub - components of one or more of the Equipment, Supplier shall change the sub - component to one which is commercially available and functionally equivalent and notify Schlumberger of this change within two (2) weeks . Supplier may, at its own choice, substitute a component with another which is functionally equivalent provided that Supplier has informed Schlumberger of the change in accordance with the approval and notification provision of Article 33 . 5 . In the event Supplier elects to discontinue manufacture of any of the Equipment, Supplier shall give Schlumberger six (6) months prior notice of such election . Supplier shall not initiate or make any changes in process or method of manufacturing any of the Equipment or use of vendors supplying any of the sub - components of the Equipment during the term of this Agreement without Schlumberger's written consent, which shall not be unreasonably withheld, if such changes would impact the compatibility with Schlumberger tools and equipment . Any such contemplated change to this plan shall not be made by Supplier unless Schlumberger has been informed in Writing at least six (6) months in advance of such change and has indicated approval of the change in Writi ng . Schlumberger agrees not to withhold approval unless there are concerns about the ability of Supplier to maintain consistency and reliability of supply of Equipment meeting specifications . Unless otherwise provided for in the applicable Order : (i) Schlumberger shall at its cost, liability and expense take charge of the delivery of the Equipment from the Delivery Site to the Site of operation as defined and set forth in the applicable Order, and (ii) Supplier shall be responsible for making the Equipment available 33.2 33.3 33.4 33.5 33.6 33.7 at its cost in good condition ready and prepared for further transportation at the Delivery Site on or prior to the Delivery Date as defined and set forth in the applicable Order . Supplier represents that it has fully inspected the Equipment, and that the Equipment are in good condition and repair, fully certified to operate in the country of operations and within the specifications defined and set forth in the applicable Order . Schlumberger shall not make any alterations, additions or improvements to the Equipment without the prior written consent of Supplier . All additions or improvements of any kind made to the Equipment shall belong to or become the property of Supplier upon the expiration or earlier termination of the applicable Order . Page 34 of 65 33.g 33.9

EXHIBIT B — SPECIAL TERMS AND CONDITIONS FOR PURCHASE OF RENTAL AND ASSOCIATED SERVICES This Exhibit B together with any Annexures sets out the Special Terms and Conditions applicable to Equipment and Services . All capitalized terms used in this Exhibit B that are not expressly defined herein shall have the meaning ascribed to such terms as set out in Exhibit A . Page 35 of 65

EXHIBIT C- DESCRIPTION OF PRODUCTS AND SERVICES AND MAINTENANCE RESPONSIBILITY MATRIX yn The Products and Services covered under this Agreement are listed in Exhibit D " Pricing". sonsibility || Page 36 of 65